UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Xtant Medical Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 7, 2025

To Our Stockholders:

You are invited to attend the Annual Meeting of Stockholders of Xtant Medical Holdings, Inc. on November 7, 2025 at 8:00 a.m., Eastern Time, at the offices of Fox Rothschild LLP, located at 101 Park Avenue, 17th Floor, New York, New York 10178, for the following purposes:

1.	To elect the six nominees named in the accompanying proxy statement to serve as directors until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2025;

3.	To approve an amendment to the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan to increase the number of shares available under the plan by 12,300,000 shares;

4.	To approve, on an advisory (non-binding) basis, the compensation of our executive officers named in the accompanying proxy statement;

5.	To approve, on an advisory (non-binding) basis, the frequency of future advisory votes on executive compensation; and

6.	To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Stockholders of record at the close of business on September 9, 2025 shall be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A stockholder list will be available at our corporate offices beginning October 28, 2025 during normal business hours for examination by any stockholder registered on our stock ledger as of the record date for any purpose germane to the Annual Meeting.

Your vote is important. Please submit a proxy as soon as possible so your shares can be voted at the Annual Meeting.

By Order of the Board of Directors

Stavros G. Vizirgianakis	Sean E. Browne
Chair of the Board	President and Chief Executive Officer

Belgrade, Montana

September 15, 2025

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References in this proxy statement to:

●	“Xtant,” “we,” “us,” “our,” or the “Company” refer to Xtant Medical Holdings, Inc.;

●	“Board” refers to the Board of Directors of Xtant;

●	“Annual Meeting” refers to our 2025 Annual Meeting of Stockholders; and

●	“2024 Annual Report” or “2024 Annual Report to Stockholders” refer to our Annual Report on Form 10-K for the year ended December 31, 2024, being made available together with this proxy statement.

Information on our website and any other website referenced herein is not incorporated by reference into, and does not constitute a part of, this proxy statement.

™ and ® denote trademarks and registered trademarks of Xtant Medical Holdings, Inc. or our affiliates, registered as indicated in the United States. All other trademarks and trade names referred to in this release are the property of their respective owners.

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XTANT MEDICAL HOLDINGS, INC.
664 Cruiser Lane
Belgrade, Montana 59714
(406) 388-0480

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 7, 2025

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on Friday, November 7, 2025

This proxy statement and our 2024 Annual Report of Stockholders are available on the Internet, free of charge, at www.proxyvote.com commencing on or about September 15, 2025. On this website, you will be able to access this proxy statement, our 2024 Annual Report, and any amendments or supplements to these materials that are required to be furnished to stockholders. We encourage you to access and review all of the important information contained in the proxy materials before voting. We will mail paper copies of these materials, together with a proxy card, within three business days of a request properly made by a stockholder entitled to vote at the 2025 Annual Meeting of Stockholders.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	The Board of Directors (the “Board”) is using this proxy statement to solicit your proxy for use at our 2025 Annual Meeting of Stockholders. The Board is soliciting proxies to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting.

We have elected to provide access to our proxy materials on the Internet. Accordingly, we are sending an Important Notice of Availability of Proxy Materials for the Annual Meeting (which we refer to as the “Internet Notice”) to most of our stockholders of record and paper or electronic copies of the proxy materials to our remaining stockholders of record. Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar notice. All stockholders may request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Internet Notice and on the website referred to in the Internet Notice, including an option to request paper copies on an ongoing basis.

Q:	When and where will the Annual Meeting be held?

A:	The Annual Meeting will be held on November 7, 2025 at 8:00 a.m., Eastern Time, at the offices of Fox Rothschild LLP, located at 101 Park Avenue, 17th Floor, New York, New York 10178.

Q:	How do I attend the Annual Meeting?

A:	Only stockholders of record on the record date of September 9, 2025 (the “Record Date”) are entitled to notice of, and to attend or vote at, the Annual Meeting. If you plan to attend the meeting in person, please bring the following:

●	Photo identification; and

●	Acceptable proof of ownership if your shares are held in “street name.”

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Street name means your shares are held of record by brokers, banks, or other institutions. See below for additional information.

Acceptable proof of ownership is either (a) a letter from your broker confirming that you beneficially owned shares of our common stock on the Record Date or (b) an account statement showing that you beneficially owned shares of our common stock on the Record Date. If your shares are held in street name, you may attend the meeting with proof of ownership, but you may not vote your shares in person at the Annual Meeting unless you have obtained a “legal proxy” or other evidence from your broker giving you the right to vote your shares at the Annual Meeting.

Q:	What information is contained in this proxy statement?

A:	This proxy statement contains information regarding our corporate governance practices, the Board, our named executive officers, the compensation of our directors and named executive officers, the director nominees for election and other proposals to be voted on at the Annual Meeting, and certain other required information.

Q:	What items of business will be voted on at the Annual Meeting?

A:	The items of business scheduled to be voted on at the Annual Meeting are:

1.	To elect the six nominees named in this proxy statement to serve as directors until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2025;

3.	To approve an amendment to the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan to increase the number of shares available under the plan by 12,300,000 shares;

4.	To approve, on an advisory (non-binding) basis, the compensation of our executive officers named in this proxy statement;

5.	To approve, on an advisory (non-binding) basis, the frequency of future advisory votes on executive compensation; and

6.	To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Q:	How many votes must the nominees for director have to be elected?

A:	In order for a director to be elected at a meeting at which a quorum is present, the director must receive the affirmative vote of a plurality of the shares voted. There is no cumulative voting for our directors or otherwise.

Q:	What are the voting requirements to approve the other proposals?

A:	As noted above, with respect to Proposal One, the six director nominees receiving the highest number of affirmative votes will be elected. The affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or by proxy and entitled to vote on the proposal is required to approve Proposal Two, Proposal Three, Proposal Four, and Proposal Five (unless no option receives a majority in which case the choice of frequency that receives the greatest number of votes will be considered the preference of our stockholders).

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Q:	How does the Board recommend that I vote?

A:	The Board recommends that you vote:

●	“FOR” the election of all six director nominees;

●	“FOR” the ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm;

●	“FOR” the approval of an amendment to the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan to increase the number of shares available under the plan by 12,300,000 shares;

●	“FOR” the approval, on an advisory basis, of the compensation of the executive officers named in this proxy statement;

●	“One Year” for the advisory vote on frequency of future advisory votes on executive compensation, or say-on-pay votes; and

If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted in accordance with the Board’s recommendations.

Q:	What shares may I vote?

A:	Each share of our common stock issued and outstanding as of the close of business on the Record Date is entitled to one vote on each of the matters to be voted upon at the Annual Meeting.

You may vote all shares owned by you as of the Record Date, including (a) shares held directly in your name as the stockholder of record and (b) shares held for you as the beneficial owner through a broker, trustee, or other nominee. We had 140,000,485 shares of common stock issued and outstanding on the Record Date.

Q:	What is the difference between being a stockholder of record and being the beneficial owner of shares held in street name?

A:	A stockholder of record owns shares that are registered in his or her own name. A beneficial owner owns shares that are held in street name through a third party, such as a broker. As summarized below, there are some distinctions between a stockholder of record and beneficial owner.

Stockholder of Record

You are the stockholder of record of any of your shares registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. With respect to such shares, these proxy materials are being sent to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to our designees, Sean E. Browne, the Company’s President and Chief Executive Officer, Scott C. Neils, the Company’s Chief Financial Officer, and Stavros G. Vizirgianakis, a director of the Company and Chair of the Board, or to any other person you wish to designate, or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to grant your voting proxy to Mr. Browne, Mr. Neils and Mr. Vizirgianakis.

Shares Beneficially Held in Street Name

You are the beneficial owner of any of your shares held in street name. With respect to such shares registered through a broker, these proxy materials, together with a voting instruction card, are being forwarded to you by your broker. As the beneficial owner, you have the right to direct your broker how to vote. You may use the voting instruction card provided by your broker for this purpose. Even if you have directed your broker how to vote, you may also attend the Annual Meeting. However, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” or other evidence from your broker giving you the right to vote the shares at the Annual Meeting.

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Q:	Who is entitled to attend the Annual Meeting and what are the admission procedures?

A:	You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting. If you are a beneficial holder, you will need to provide proof of beneficial ownership as of the Record Date, such as a brokerage account statement showing that you owned shares of the Company’s common stock as of the Record Date or the voting instruction card provided by your broker. The Annual Meeting will begin promptly at 8:00 a.m., Eastern Time. You should be prepared to present photo identification for admittance. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the admission procedures.

Q:	May I vote my shares in person at the Annual Meeting?

A:	If you were a stockholder of record on the Record Date, you may vote your shares in person at the Annual Meeting or through a proxy. If you decide to vote your shares in person, you do not need to present your share certificate(s) at the Annual Meeting; your name will be on the list of stockholders eligible to vote. If you hold your shares beneficially in street name, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy or other evidence from your broker giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	If you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker.

We recommend stockholders vote by proxy even if they attend the Annual Meeting. If your shares are registered in your name, you may vote your shares by one of the five following methods:

Vote by Internet	Go to www.proxyvote.com and follow the instructions for Internet voting shown on your Notice Regarding the Availability of Proxy Materials or proxy card.
Vote by Telephone	Call 800-690-6903 and follow the instructions for telephone voting shown on your proxy card.
Vote by Mail

Complete, sign, date and mail your proxy card in the envelope provided if you received a paper copy of these proxy materials. If you vote by Internet, telephone or mobile device, please do not mail your proxy card.

Vote by Mobile Device	Scan the QR code on your Notice Regarding the Availability of Proxy Materials or proxy card and follow the links.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Savings Time, on November 6, 2025. If you vote through the Internet, you should be aware that you may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by you.

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If your shares are held in the name of a bank, broker, or other holder of record, you will receive instructions on how to vote from the bank, broker, or holder of record. You must follow the instructions of such bank, broker, or holder of record in order for your shares to be voted. Telephone and Internet voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your bank, broker, or agent to obtain a legal proxy or the bank’s or broker’s proxy card and bring it to the Annual Meeting in order to vote.

Q:	Who will count the votes?

A:	Votes at the Annual Meeting will be counted by an inspector of election, who will be appointed by the Board.

Q:	What is the effect of not voting?

A:	If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. If you are a stockholder of record and you properly sign and return your proxy card, your shares will be voted as you direct. If no instructions are indicated on such proxy card and you are a stockholder of record, shares represented by the proxy will be voted in the manner recommended by the Board, as described above, on all matters presented in this proxy statement.

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares.

A broker is entitled to vote shares held for a beneficial owner on routine matters. We believe, based on the rules of the New York Stock Exchange (“NYSE”), that Proposal Two is a routine matter; and accordingly, a broker is entitled to vote shares held for a beneficial owner on such matters without instructions from such beneficial owner. On the other hand, absent instructions from a beneficial owner, a broker is not entitled to vote shares held for such beneficial owner on non-routine matters. We believe, based on the rules of the NYSE, that Proposal One, Proposal Three, Proposal Four, and Proposal Five are non-routine matters; and accordingly, brokers do not have authority to vote on such matters absent instructions from beneficial owners. Whether a voting proposal is ultimately determined routine or non-routine is determined by the NYSE. Accordingly, if beneficial owners desire not to have their shares voted by a broker in a certain manner, they should give instructions to their brokers as to how to vote their shares. Broker non-votes count for purposes of determining whether a quorum is present.

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Q:	How many votes are required for the approval of the proposals to be voted upon, and how will abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Votes Withheld / Abstentions	Effect of Broker Non-Votes
Proposal One: Election of Directors	Plurality of the votes cast. This means that the six nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	Votes withheld will have no effect.	Broker non-votes will have no effect.
Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm	Affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	We do not expect any broker non-votes on this proposal.
Proposal Three: Approval of Amendment to Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan	Affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.
Proposal Four: Advisory Vote on Executive Compensation(1)	Affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.
Proposal Five: Advisory Vote on Frequency of Advisory Votes on Executive Compensation(2)

The frequency option receiving an affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or by proxy and entitled to vote thereto will be the option selected by the stockholders on this advisory vote. If none of the alternatives receives a majority vote, then the frequency option receiving the greatest number of votes cast will be deemed the preferred option on this advisory vote.

		Abstentions will have the effect of a vote against the proposal, unless no option receives a majority, in which case, abstentions will have no effect.	Broker non-votes will have no effect.

(1)	While an advisory vote, the Compensation Committee and Board expect to take in account the outcome of this vote when considering future executive compensation.

(2)	While an advisory vote, the Compensation Committee and Board expect to take in account the outcome of this vote when considering the frequency of future advisory votes on executive compensation.

Q:	Can I revoke my proxy or change my vote after I have voted?

A:	You may revoke your proxy and change your vote by voting again or by attending the Annual Meeting and voting in person. Only your latest dated proxy card received at or prior to the Annual Meeting will be counted. However, your attendance at the Annual Meeting will not have the effect of revoking your proxy unless you forward written notice to the Corporate Secretary at Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714, or you vote by ballot at the Annual Meeting. If you are a beneficial owner, you will need to request a legal proxy from your broker and bring it with you to vote at the Annual Meeting.

Q:	How many votes are required to hold the Annual Meeting?

A:	The presence, in person or by proxy, of the holders of one-third of the shares of our common stock outstanding and entitled to vote on the Record Date is necessary to hold the Annual Meeting and conduct business. This is called a quorum. Abstentions and broker non-votes will be considered as present at the Annual Meeting for purposes of establishing a quorum.

Q:	What does it mean if I receive more than one Internet Notice or set of proxy materials?

A:	It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	The Company is making this solicitation and will pay the entire cost of preparing, printing, assembling, mailing, and distributing these proxy materials. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, electronic mail, and facsimile by directors, officers, and regular employees of the Company. None of the Company’s directors, officers, or employees will receive any additional compensation for soliciting proxies on behalf of the Board. The Company may also make arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of soliciting material to the beneficial owners of common stock held of record by those owners. The Company will reimburse those brokers, custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with that service.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and will disclose final voting results in a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission (“SEC”) not more than four business days following the Annual Meeting.

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PROPOSAL one—ELECTION OF DIRECTORS

Board Size and Structure

Our Third Amended and Restated Bylaws (“Bylaws”) provide that the Board will consist of one or more members, the number thereof to be determined from time to time by resolution of the Board; provided, however, that prior to July 26, 2030, fixing the number of directors at more than seven directors requires the approval of at least 75% of the directors then holding office. The Board has fixed the number of directors at six, and we currently have six directors serving on the Board. Each director holds office for a term of one year or until his or her successor is duly elected and qualified, subject to his or her earlier death, resignation, disqualification, or removal.

Current Directors and Nominees for Director

The Board has nominated the following six individuals to serve as our directors until the next annual meeting of stockholders or until their respective successors are elected and qualified. All of the nominees named below are current members of the Board. The names, ages, and positions of our nominees for director as of September 9, 2025 are as follows:

Name	Age	Position
Stavros G. Vizirgianakis(3)	54	Chair of the Board and Director
Sean E. Browne	59	President and Chief Executive Officer and Director
John K. Bakewell(1)(3)	64	Director
Jonn R. Beeson(1)(2)	56	Director
Abhinav Jain(2)(3)	34	Director
Tyler P. Lipschultz(1)(2)	58	Director

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee

Messrs. Jain and Lipschultz were appointed to the Board on August 1, 2025 at the request of Nantahala Capital Management, LLC, an investment management company focused on investments in various sectors, including specialty and generic pharmaceuticals and medtech, and the beneficial owner of 49.1% of our outstanding common stock (“Nantahala”), and upon a determination by the Board that their appointment is in the best interests of the Company and our stockholders. Messrs. Jain and Lipschultz were appointed to fill vacancies on the Board created as a result of the resignations of Robert McNamara and Lori Mitchell-Keller, who resigned on August 1, 2025. Neither Mr. McNamara’s nor Ms. Mitchell-Keller’s decision to resign was the result of any disagreement with us on any matter relating to our operations, policies or practices, but rather was pursuant to an oral understanding between the Company and Nantahala regarding Board composition. The Board is appreciative of Mr. McNamara’s and Ms. Mitchell-Keller’s service and contributions to the Company as Board members.

Each director elected at the Annual Meeting will serve a one-year term until the Company’s next annual meeting and until his successor is duly elected and qualified or until his earlier death, resignation, disqualification, or removal. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the six nominees. If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by the Board, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by the Board. Each nominee has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve.

Additional Information About Director Nominees

The Board believes that our six director nominees collectively have the experience, qualifications, attributes, and skills to effectively oversee the management of the Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing the Company, a willingness to devote the necessary time to Board duties, a commitment to representing the best interests of the Company and our stockholders, and a dedication to enhancing stockholder value. The business experience of each nominee for director is summarized below.

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Stavros G. Vizirgianakis has served as a member of and Chair of the Board since August 2022. Mr. Vizirgianakis was elected to the Board in connection with our private placement in August 2022. Mr. Vizirgianakis is the former Chief Executive Officer of Misonix, Inc., a medical device company that Bioventus Inc. acquired in 2021. Mr. Vizirgianakis has a distinguished career in the medical devices field having worked for United States Surgical Corporation as director of sales for sub-Saharan Africa and later Tyco Healthcare in the capacity of General Manager South Africa. In 2006, Mr. Vizirgianakis co-founded Surgical Innovations, which has become one of the largest privately owned medical device distributors in the African region, and now part of the Johannesburg Stock Exchange listed entity Ascendis Health. Mr. Vizirgianakis was Managing Director of Ascendis Medical from January 2014 through July 2016. Mr. Vizirgianakis served as the President and Chief Executive Officer of Misonix from September 2016 through October 2021. Mr. Vizirgianakis currently serves as Chair of the board of directors of Apyx Medical Corporation (NASDAQ: APYX), an advanced energy technology company, and as a member of the board of directors of Medinotec, Inc. (OTCQX: MDNC), a medical device company. He previously served on the board of directors of Bioventus Inc. and Tenaxis Medical, Inc. and is a strategic investor and advisor to numerous medical device startups and established companies in this field. Mr. Vizirgianakis has a Degree in Commerce from the University of South Africa. Mr. Vizirgianakis’s extensive experience as a senior executive of a publicly traded medical technology company, as well as his experience serving on the board of directors of other companies, contributes valuable experience to our Board.

Sean E. Browne has served as our President and Chief Executive Officer since October 2019 and as a member of our Board since October 2019. Prior to this, Mr. Browne served as Chief Revenue Officer of CCS Medical, Inc., a provider of home delivery medical supplies, from September 2014 to June 2019. Prior to CCS Medical, Mr. Browne served as Chief Operating Officer of The Kini Group, an integrated cloud-based software analytics and advisory firm, from March 2013 to August 2014. From November 2007 to March 2016, Mr. Browne served as President and Chief Executive Officer and a director of Neuro Resource Group, a venture start-up medical device company that was sold to a strategic buyer. In other roles, Mr. Browne served as President, Miltex Surgical Instrument Division for Integra LifeSciences Holdings Corporation, a publicly held medical device company that acquired Miltex Holdings, Inc. Mr. Browne served as Vice President, Sales and Marketing of Esurg.com, an e commerce company serving physician and ambulatory surgery markets. Prior to Esurg.com, Mr. Browne served as Senior Vice President, Health Systems Division of McKesson Corporation, a drug company, and prior to McKesson, served in various positions with increasing responsibility at Baxter Healthcare. Mr. Browne holds a Master of Business Administration from the Kellogg School of Management at Northwestern University and a Bachelor of Science degree, with a major in Finance and minor in Statistics, from Boston University. We believe that Mr. Browne’s day-to-day operations experience as a result of his role as our President and Chief Executive Officer enable him to make valuable contributions to our Board. In addition, in his role as President and Chief Executive Officer, Mr. Browne provides unique insight into our business strategies, opportunities and challenges, and serves as the unifying element between the leadership and strategic direction provided by our Board and the implementation of our business strategies by management.

John K. Bakewell has served as a member of our Board since February 2018. He was initially elected to the Board in connection with our restructuring in February 2018. Mr. Bakewell is a strategic executive with more than 30 years of experience in senior executive roles and as a board member of several medical technology companies. He currently serves on the board of directors of Treace Medical Concepts, Inc. (NASDAQ: TMCI), a medical device company. Mr. Bakewell most recently held the position of Chief Financial Officer of Exact Sciences Corporation (NASDAQ: EXAS), a molecular diagnostics company, and previously Chief Financial Officer of Lantheus Holdings, Inc. (NASDAQ: LNTH), a diagnostic medical imaging company. Mr. Bakewell also previously served in Chief Financial Officer positions at Interline Brands, Inc., RegionalCare Hospital Partners, Wright Medical Group, Inc., which was acquired by Stryker Corporation (NYSE: SYK) in November 2020, Cyberonics, Inc., now part of LivaNova PLC (NASDAQ: LIVN), Altra Energy Technologies, Inc. and ZEOS International, Ltd. He began his career in the public accounting profession, serving seven years, collectively, with Ernst & Young and KPMG Peat Marwick. Mr. Bakewell previously served on the board of directors of Neuronetics, Inc. (NASDAQ: STIM), a public medical device company; Entellus Medical, Inc., a public ENT-focused medical device company, until its acquisition by Stryker Corporation; ev3 Inc., a public endovascular medical device company, until its acquisition by Covidien plc; and Corindus Vascular Robotics, Inc., a public cardiovascular robotics medical technology company and now a Siemens Healthineers company. Mr. Bakewell holds a Bachelor of Arts in Accounting from the University of Northern Iowa and is a certified public accountant (current status inactive). Mr. Bakewell’s financial expertise and extensive managerial experience as a senior executive of several publicly traded medical technology companies, as well as his experience serving on the board of directors of other companies contributes valuable experience to our Board.

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Jonn R. Beeson has served as a member of our Board since May 2023. Mr. Beeson is a partner with Jones Day, a global law firm, and has been practicing corporate law since 1996. His practice focuses on mergers and acquisitions, divestitures, takeovers, capital raising, securities transactions, corporate governance, and stockholder activism matters. Mr. Beeson represents a variety of corporate clients and is most active in the life sciences, technology and software industries, with significant experience working with a wide range of medical device companies. Mr. Beeson holds a Bachelor of Science degree from the University of California, Irvine, and a Juris Doctor from the University of Pennsylvania. Mr. Beeson’s extensive experience in mergers and acquisitions, corporate governance matters and working with medical device companies contributes valuable experience to our Board.

Abhinav Jain has served as a member of our Board since August 1, 2025. Since July 2019, Mr. Jain has served as an Analyst at Nantahala Capital Management, LLC, an investment management company focused on investments in various sectors, including specialty and generic pharmaceuticals and medtech, and the beneficial owner of 49.1% of our outstanding common stock. Mr. Jain was appointed to the Board at the request of Nantahala and upon a determination by the Board that his appointment is in the best interests of the Company and our stockholders. From 2015 to 2017, Mr. Jain was an Associate at Angelo, Gordon & Co., an alternative asset manager. At Angelo, Gordon & Co., Mr. Jain focused on private equity and structured credit investments. Mr. Jain currently serves as a member of the board of directors of Aytu Biopharma, Inc. (NASDAQ: AYTU), a specialty pharmaceutical company, Talphera, Inc. (NASDAQ: TLPH), a specialty pharmaceutical company, and Eagle Pharmaceuticals, Inc. (OTCMKTS: EGRX, a specialty pharmaceutical company. He graduated from Massachusetts Institute of Technology in 2012 with a Bachelor of Science degree in Chemical-Biological Engineering and from The Wharton School of the University of Pennsylvania in 2019 with a Master of Business Administration with honors in Finance and Entrepreneurial Management. Mr. Jain’s financial expertise and experience contributes valuable experience to our Board.

Tyler P. Lipschultz has served as a member of our Board since August 1, 2025. Mr. Lipschultz was appointed to the Board at the request of Nantahala and upon a determination by the Board that his appointment is in the best interests of the Company and our stockholders. Mr. Lipschultz has over 35 years of leadership experience in orthopaedics, spine, and biologics. He currently serves as President of LocateBio, Inc., a U.S. subsidiary of a biotechnology company in England, a position he has held since November 2024. Prior to LocateBio, Mr. Lipschultz served as President, Global Biologics at Orthofix Medical Inc., a global medical technology company, from January 2023 until July 2025. Prior to Orthofix, Mr. Lipschultz served as Senior Vice President, Orthobiologics and Business Development of SeaSpine Holdings Corporation, a global medical technology company focused on surgical solutions for the treatment of spinal disorders, from February 2018 until its acquisition by Orthofix in January 2023, and prior to that position, served as Vice President, Orthobiologics and Business Development of SeaSpine from July 2015 to February 2018. From June 2008 to March 2015, Mr. Lipschultz held positions of increasing responsibility at NuVasive, Inc., a publicly traded medical device company, most recently serving as its Executive Vice President, Global Operations, and, prior to that, Executive Vice President, Biologics. Prior to joining NuVasive, Mr. Lipschultz was a director at ProtoStar, a medical device incubator that formed Annulex, CVRx, and VERTx, which he co-founded. In 2002, VERTx merged with Spine Wave, where Mr. Lipschultz subsequently served in a variety of roles, including Executive Vice President and General Manager of the mechanical business. Prior to ProtoStar, Mr. Lipschultz held the position of Equity Research Analyst at Piper Jaffray and served in various marketing/product management roles at Stryker Corporation, Smith & Nephew plc, and DePuy. Mr. Lipschultz received a Bachelor of Arts degree in Economics and Business Administration from Kalamazoo College and a Master of Business Administration from the executive program at Krannert School of Management at Purdue University. Mr. Lipschultz’s substantial experience in the biologics, orthopaedics, and spine industries contributes valuable experience to our Board.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the election of Stavros G. Vizirgianakis, Sean E. Browne, John K. Bakewell, Jonn R. Beeson, Abhinav Jain and Tyler P. Lipschultz to serve as directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

The Board Recommends a Vote FOR the Election of All Six Nominees for Director.

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GENERAL INFORMATION ABOUT THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Corporate Governance Guidelines

We maintain Corporate Governance Guidelines that describe our basic approach to corporate governance. A copy of these Corporate Governance Guidelines is posted on our website at www.xtantmedical.com (click “Investors” and “Corporate Governance”). Among the topics addressed in our Corporate Governance Guidelines are:

●	Role of the Board	●	Director Retirement Policy
●	Size of the Board	●	Conflicts of Interest
●	Composition of the Board	●	Confidentiality
●	Chair of the Board	●	Board Access to Senior Management
●	Lead Director	●	Board Access to Independent Advisors
●	Executive Sessions	●	Director Orientation and Continuing Education
●	Selection of New Directors	●	Board and Board Committee Self-Evaluation
●	Director Qualifications	●	Board, Committee and Stockholder Meetings
●	Limitation of Other Board Service	●	Board Committees
●	Directors Who Change their Current Positions	●	Leadership Development
●	Director Term Limits	●	Communications with the Board

Director Independence

The Board has affirmatively determined that John K. Bakewell, Jonn R. Beeson, Abhinav Jain, Tyler P. Lipschultz and Stavros G. Vizirgianakis are “independent directors,” as defined under the independence standards of the NYSE American and that former directors, Robert McNamara and Lori Mitchell-Keller, were “independent directors,” as defined under the independence standards of the NYSE American.

Board Leadership Structure

Stavros G. Vizirgianakis serves as Chair of the Board and has served in this position since August 2022 when he joined our Board in connection with our private placement. Sean E. Browne serves as our President and Chief Executive Officer. We believe this leadership structure is in the best interests of the Company and our stockholders and strikes the appropriate balance between the Chief Executive Officer’s responsibility for the strategic direction, day-to-day leadership, and performance of the Company and the Chair of the Board’s responsibility to guide the overall strategic direction of the Company, provide oversight of our corporate governance and guidance to our Chief Executive Officer, and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. We believe that we are currently well-served by this leadership structure.

In connection with our August 2022 private placement, we entered into an agreement with Stavros G. Vizirgianakis, as the lead investor of the private placement, pursuant to which we agreed to provide Mr. Vizirgianakis certain director nomination rights. Pursuant to the terms of the agreement, we agreed to and expanded the size of the Board by one position and elected Mr. Vizirgianakis as a director to fill the vacancy created as a result of the increase, effective upon completion of the closing of the first tranche of securities in the private placement. In addition, we agreed to and elected Mr. Vizirgianakis as Chair of the Board, effective upon completion of the first closing. The director nomination rights set forth in the agreement terminated on October 7, 2024.

Board Meetings

The Board met 17 times during 2024. During 2024, each director at that time attended at least 75% of the meetings of the Board and Board committees on which the director served during the last fiscal year.

We do not have a formal policy on Board member attendance at annual meetings of stockholders. All Board members serving at the time of the Company’s 2024 annual meeting of stockholders attended the annual meeting either in person or by telephone.

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Board Committees

We currently maintain three Board committees, an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

The table below summarizes the current membership of each of our three standing Board committees as of September 9, 2025.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Stavros G. Vizirgianakis			Chair
Sean E. Browne
John K. Bakewell	Chair		●
Jonn R. Beeson	●	Chair
Abhinav Jain		●	●
Tyler P. Lipschultz	●	●

Audit Committee

The organization and primary responsibilities of the Audit Committee are set forth in its charter, posted on our website at www.xtantmedical.com (click “Investors” and “Corporate Governance”), and include various matters with respect to the oversight of our accounting and financial reporting process and audits of our financial statements. The primary purposes of the Audit Committee include:

●	overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

●	providing assistance to the Board with respect to its oversight of the following:

○	integrity of the Company’s financial statements and internal controls;

○	the Company’s compliance with legal and regulatory requirements;

○	the qualifications and independence of the Company’s independent registered public accounting firm; and

○	the performance of the Company’s internal audit function, if any, and independent registered public accounting firm; and

●	preparing the report required to be prepared by the Audit Committee pursuant to the rules of the Securities and Exchange Commission.

The Audit Committee currently consists of Mr. Bakewell (Chair), Mr. Beeson, and Mr. Lipschultz. During 2024 and until August 1, 2025, the Audit Committee consisted of Mr. Bakewell (Chair), Mr. McNamara, a former director, and Ms. Mitchell-Keller, a former director. Under the NYSE American listing standards, all Audit Committee members must be independent directors and meet heightened independence requirements under the federal securities laws. In addition, all Audit Committee members must be financially literate, and at least one member must be financially sophisticated. Further, under SEC rules, the Board must determine whether at least one member of the Audit Committee is an “audit committee financial expert,” as defined by the SEC’s rules. The Board has determined that each of Mr. Bakewell, Mr. Beeson, and Mr. Lipschultz and each of the former Audit Committee members, Mr. McNamara and Ms. Mitchell Keller, is independent and financially literate and that each of Mr. Bakewell and Mr. McNamara is financially sophisticated and qualifies as an “audit committee financial expert” in accordance with the applicable rules and regulations of the SEC.

The Audit Committee met five times during 2024.

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Compensation Committee

The organization and responsibilities of the Compensation Committee are set forth in its charter, which is posted on our website at www.xtantmedical.com (click “Investors” and “Corporate Governance”). The primary purposes of the Compensation Committee include:

●	recommending to the Board all compensation for our Chief Executive Officer and approving all compensation for the Company’s other executive officers;

●	administering our equity-based compensation plans;

●	reviewing, assessing, and approving overall strategies for attracting, developing, retaining, and motivating management and employees;

●	overseeing the development and implementation of succession plans for the Chief Executive Officer and other key executive officers and employees;

●	reviewing, assessing, and approving overall compensation structure on an annual basis; and

●	recommending and leading a process for the determination of non-employee director compensation.

Although the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee, it has not done so. Our Chief Executive Officer provides his recommendations to the Compensation Committee regarding compensation to be paid to the executive officers and bonus plan performance objectives and goals. The Compensation Committee may engage and obtain advice and assistance from outside advisors as it deems necessary to carry out its duties. In August 2023, the Compensation Committee engaged Mercer (US) Inc. to serve as its independent compensation consultant and to assist with the assessment of our executive and non-employee director compensation programs. Mercer (US) Inc. does not provide any services to the Company unrelated to executive or director compensation.

The Compensation Committee currently consists of Mr. Beeson (Chair), Mr. Jain, and Mr. Lipschultz. During 2024 and until August 1, 2025, the Compensation Committee consisted of Mr. McNamara (Chair), a former director, Mr. Beeson and Ms. Mitchell-Keller, a former director. The Board has determined that each of Mr. Beeson, Mr. Jain and Mr. Lipschultz and each of the former Compensation Committee members, Mr. McNamara and Ms. Mitchell-Keller, satisfies the heightened independence criteria for compensation committee members under the NYSE American listing standards. In addition, each current and former Compensation Committee member is a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Compensation Committee met three times during 2024.

Nominating and Corporate Governance Committee

The organization and responsibilities of the Nominating and Corporate Governance Committee are set forth in its charter, which is posted on our website at www.xtantmedical.com (click “Investors” and “Corporate Governance”). The primary purposes of the Nominating and Corporate Governance Committee include:

●	identifying individuals qualified to become Board members consistent with criteria approved by the Board and recommending to the Board director nominees for election at each annual meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board;

●	making recommendations to the Board regarding director retirement age, tenure and refreshment policies;

●	reviewing and making recommendations to the Board regarding Board committee structure and composition;

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●	developing and recommending to the Board a set of corporate governance guidelines and overseeing corporate governance issues; and

●	developing and overseeing an orientation process for new directors and reviewing our policies and programs with respect to the continuing education of directors.

The Nominating and Corporate Governance Committee consists of Mr. Vizirgianakis (Chair), Mr. Bakewell and Mr. Jain. During 2024 and until August 1, 2025, the Nominating and Corporate Governance Committee consisted of Mr. Beeson (Chair), Mr. Bakewell and Mr. Vizirgianakis. The Board has determined that each of Mr. Jain, Mr. Bakewell and Mr. Vizirgianakis is an independent director under the NYSE American listing standards.

The Nominating and Corporate Governance Committee met two times during 2024.

Director Nomination Process

Pursuant to its charter, the Nominating and Corporate Governance Committee, in evaluating candidates for nomination to the Board, takes into account the independence and other requirements applicable pursuant to law, SEC rules, the requirements of any stock exchange on which securities of the Company are listed, or otherwise. At a minimum, the Nominating and Corporate Governance Committee considers (i) whether each such nominee has demonstrated, by significant accomplishment in such nominee’s field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company and (ii) the nominee’s reputation for honesty and ethical conduct in such nominee’s personal and professional activities. Additional factors which the Nominating and Corporate Governance Committee may consider include a candidate’s judgment, skill, objectivity, independence, leadership, integrity, diversity, business or other experience, financial or other expertise, time availability in light of other commitments and conflicts of interest. The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders and others, as it deems appropriate. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. We do not have a formal diversity policy for directors.

The Nominating and Corporate Governance Committee identifies director candidates based on input provided by a number of sources, including Board members, stockholders, management, and third parties. The Nominating and Corporate Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. Any stockholder recommendation must be sent to our Corporate Secretary at Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714, and must include certain information concerning the nominee as specified in our Bylaws.

Mr. Jain and Mr. Lipschultz, who were appointed to the Board effective as of August 1, 2025 to fill the vacancies created as a result of the resignations of Mr. McNamara and Ms. Mitchell-Keller, were identified by Nantahala, a significant stockholder of the Company.

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Board Qualifications

Our Board seeks to ensure that the Board is composed of members whose particular expertise, experience, qualifications, attributes and skills, when taken together, will allow our Board to satisfy its oversight responsibilities effectively. The following are some of the key qualifications, skills and experiences of our Board:

Qualification, Skill or Experience	Mr. Vizirgianakis	Mr. Browne	Mr. Bakewell	Mr. Beeson	Mr. Jain	Mr. Lipschultz
Public Company CEO	●	●
Medical Device Industry	●	●	●	●	●	●
Orthobiologics	●	●	●			●
Sales & Marketing/Commercial	●	●				●
Manufacturing/Operations	●	●				●
Financial/Accounting	●		●	●	●	●
International	●	●				●
Mergers and Acquisitions	●	●		●		●
Governance	●		●	●	●	●

The members of our Board have a diversity of experience and a wide variety of backgrounds, skills, qualifications and viewpoints that strengthen their ability to carry out their oversight role on behalf of our stockholders. The matrix above does not encompass all of the knowledge, skills and experience of our directors, and the fact that a particular knowledge, skill or experience is not listed does not mean that a director does not possess it. In addition, the absence of a particular knowledge, skill or experience with respect to any of our directors does not mean the director in question is unable to contribute to the decision-making process in that area. However, a mark indicates a specific area of focus or expertise that the director brings to our Board. The determination of which particular knowledge, skill or experience is an area of focus or expertise for a director is based on their prior business and industry experience, training and background. More information on each director’s qualifications and background can be found in their director biographies. We regularly review the expertise, experience, qualifications, attributes and skills of our Board members in order to facilitate our long-term goals and operational performance, enhance our corporate culture, and promote diversity and inclusiveness at our Company.

New Director Orientation and Continuing Education

The Nominating and Corporate Governance Committee has adopted a new director orientation process, pursuant to which new directors will be provided with access to information about the Company to assist the director in better understanding the business as well as the responsibilities and culture of the Board and its committees. New directors will be provided with suggested reading materials, an initial orientation session, follow-up one-on-one meetings, and sponsorship by an existing director. The Nominating and Corporate Governance Committee also has adopted a director education reimbursement policy to encourage existing directors to seek additional education opportunities regarding corporate governance and other subject matters relevant to their service.

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Risk Oversight

The Board has overall responsibility for risk oversight with a focus on the most significant risks facing the Company. The Board relies upon management to supervise day-to-day risk management.

Risk is inherent in every business. We face a number of risks, including regulatory, compliance, legal, competitive, financial (accounting, credit, interest rate, liquidity, and tax), operational, political, strategic, and reputational risks. Our management is responsible for the day-to-day management of risks faced by us, while the Board, as a whole and through the Audit Committee, has responsibility for the oversight of risk management. In its risk oversight role, the Board ensures that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations, and risks acceptable to the Company. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to stockholders, our processes for the management of business and financial risks, and compliance with significant applicable legal, ethical, and regulatory requirements. The Audit Committee, along with management, is also responsible for developing and participating in a process for the review of important financial and operating topics that present potential significant risks to the Company. Additionally, the Audit Committee is responsible for overseeing the integrity of the Company’s information technology systems, processes and data, and for periodically reviewing and assessing with management (i) the adequacy of controls and security for the Company’s information technology systems, processes and data, and (ii) the Company’s contingency plans in the event of a breakdown or security breach affecting the Company’s information technology systems, to the extent possible. Management regularly discusses with the Board the strategies and risks facing the Company.

Insider Trading Policy

We have adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees, among other insiders. We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE American listing standards. Our insider trading policy is filed with the SEC as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024.

Code of Ethics and Code of Conduct

We have adopted a Code of Ethics for the CEO and Senior Financial Officers as well as a Code of Conduct that applies to all directors, officers, and employees. Our corporate governance materials, including our Code of Ethics for the CEO and Senior Financial Officers and Code of Conduct, are available on our website at www.xtantmedical.com (click “Investors” and “Corporate Governance”). We intend to disclose on our corporate website any amendment to, or waiver from, a provision of our Code of Ethics for the CEO and Senior Financial Officers that applies to directors and executive officers and that is required to be disclosed pursuant to the rules of the SEC and the NYSE American.

Stockholder Communications

Interested parties wishing to communicate with the Board or with an individual member or members of the Board may do so by writing to the Board or to the particular member or members of the Board and mailing the correspondence to the Company’s Corporate Secretary at Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714. The Corporate Secretary, in consultation with appropriate members of the Board as necessary, may review all incoming communications and, if appropriate, all such communications should be forwarded to the appropriate member or members of the Board.

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DIRECTOR COMPENSATION

Director Compensation Program

Our director cash compensation consists of an annual cash retainer paid to each non-employee director and an additional annual cash retainer paid to the Chair of the Board, Chair of each of our Board Committees and Board Committee members, and initial and annual equity grants.

The table below sets forth the annual cash retainers for 2024:

Description	Annual Cash Retainer
Non-Employee Director (other than Board Chair)	$55,000
Board Chair	110,000
Audit Committee Chair	22,500
Audit Committee Member (other than Chair)	11,250
Compensation Committee Chair	16,250
Compensation Committee Member (other than Chair)	8,125
Nominating and Corporate Governance Committee Chair	10,000
Nominating and Corporate Governance Committee Member (other than Chair)	5,000

In addition to annual cash retainers, our non-employee director compensation program provides for initial and annual equity grants from time to time. In 2024, annual restricted stock unit, or RSU, or deferred stock unit, or DSU, awards were granted to all of our non-employee directors, with an additional award granted to Mr. Vizirgianakis in consideration of his Chair of the Board role and to recognize the significant time and effort he dedicated to Board matters during 2024. Because the value of our common stock decreased between the date of the Compensation Committee action related to these awards and the grant date of these awards, the grant date fair value of these awards is different than the value we used in determining the number of RSUs or DSUs. Consistent with our equity grant policy, these equity grants were granted on August 15, 2024.

We have adopted a director education reimbursement policy, pursuant to which we will reimburse directors for all reasonable costs of attending director education programs to encourage continuing director education. Amounts reimbursed include costs associated with attending each program, including tuition, travel, lodging and meals. In addition, we will reimburse directors for the reasonable cost of subscriptions to periodicals or online information services relating to corporate governance and other subject matters relevant to board service, as well as membership fees of organizations which promote corporate governance and board education. Directors serving on multiple boards are encouraged to obtain pro rata reimbursement of their director education expenses from each corporation that they serve, but we will nonetheless reimburse 100% of the costs if this is not practicable.

Pursuant to the 2023 Plan, the sum of any cash compensation, or other compensation, and the value of awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year may not exceed $400,000 (increased to $600,000 with respect to any non-employee director serving as the Chair of the Board or lead independent director or in the fiscal year of a non-employee director’s initial service as a non-employee director).

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Director Compensation Table for Fiscal 2024

The table below describes the compensation earned by individuals who served as directors during 2024, other than Sean E. Browne, our President and Chief Executive Officer. Mr. Browne is not compensated separately for his service as a director, and his compensation is discussed under “Executive Compensation.” Neither Abhinav Jain nor Tyler P. Lipschultz is reflected in the table below since neither served as a director during 2024.

Name	Fees Earned or Paid in Cash	Stock Awards(1)(2)	Option Awards(3)	All Other Compensation	Total
John K. Bakewell	$82,500	$97,297	$—	$—	$179,797
Jonn R. Beeson	73,125	97,297	—	—	170,422
Robert E. McNamara(4)	82,500	97,297	—	—	179,797
Lori D. Mitchell-Keller(4)	74,375	97,297	—	—	171,672
Stavros G. Vizirgianakis	115,000	449,189	—	—	564,189

(1)	Amounts reported in the “Stock Awards” column represent the aggregate grant date fair value for the RSU awards or DSU awards granted to each non-employee director in 2024 computed in accordance with FASB ASC Topic 718. The grant date fair value is determined based on the closing price of our common stock on the grant date. These grant date fair value amounts may differ from the amounts provided in our non-employee director compensation program since the number of RSU or DSU awards is determined based on our stock price as of a date prior to the actual grant date.

(2)	On August 15, 2024, each non-employee director serving at the time, other than Mr. Vizirgianakis, received an RSU or DSU award covering 162,162 shares of our common stock, and Mr. Vizirgianakis, as Chair of the Board, received DSU awards covering an aggregate of 748,648 shares of our common stock. As of December 31, 2024, the non-employee directors held the following unvested stock awards: Mr. Bakewell (162,162); Mr. Beeson (162,162); Mr. McNamara; (162,162); Ms. Mitchell-Keller (162,162); and Mr. Vizirgianakis (748,648).

(3)	As of December 31, 2024, the non-employee directors held the following option awards: Mr. Bakewell (28,230); Mr. Beeson (28,230); Mr. McNamara; (28,230); Ms. Mitchell-Keller (28,230); and Mr. Vizirgianakis (42,345).

(4)	Each of Mr. McNamara and Ms. Mitchell-Keller resigned as a director of the Company effective August 1, 2025.

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PROPOSAL two—RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

We are seeking stockholder ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 as a matter of good corporate governance.

The Audit Committee appoints our independent registered public accounting firm, or independent auditor. In this regard, the Audit Committee evaluates the qualifications, performance, and independence of our independent auditor and determines whether to re-engage the current auditor. As part of its evaluation, the Audit Committee considers, among other factors:

●	the quality and efficiency of the services provided by the independent auditor, including the performance, technical expertise, and industry knowledge of the lead audit partner and the audit team assigned to our account;

●	the overall strength and reputation of the audit firm;

●	the auditor’s national capabilities relative to our business;

●	the auditor’s knowledge of our operations;

●	the quality and candor of the auditor’s communications with the audit committee and management;

●	the independence of the auditor;

●	external data on audit quality and performance, including recent PCAOB reports on the auditor and its peer firms; and

●	the auditor’s fees.

Upon consideration of these and other factors, the Audit Committee has appointed Grant Thornton to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Grant Thornton has served as our independent auditor since 2023.

Stockholder ratification of the appointment of Grant Thornton as our independent registered public accounting firm is not required. However, our Board is submitting the appointment of Grant Thornton to the stockholders for ratification as a matter of corporate practice. If our stockholders fail to ratify the appointment of Grant Thornton, the Audit Committee may reconsider its appointment. Even if the appointment is ratified, the Audit Committee, in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and our stockholders.

We do not expect representatives from Grant Thornton to attend the Annual Meeting.

Audit and Non-Audit Fees

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2024 and 2023 by Grant Thornton:

	2024	2023
Audit fees	$784,985	$854,645
Audit-related fees	—	46,800
Tax fees	—	—
All other fees	—	—
Total fees	$784,985	$901,445

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In the foregoing table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements, and services normally provided by the independent accountant in connection with statutory and regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These audit-related fees also consist of the review of our registration statements filed with the SEC and related services normally provided in connection with statutory and regulatory filings or engagements. “Tax fees” are fees billed by the independent accountant for professional services rendered for tax compliance, tax advice, and tax planning. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Pre-Approval Policy

It is the Audit Committee’s policy to approve in advance the types and amounts of audit, audit-related, tax, and any other services to be provided by our independent registered public accounting firm. In situations where it is not practicable to obtain full Audit Committee approval, the Audit Committee has delegated authority to the Chair of the Audit Committee to grant pre-approval of auditing, audit-related, tax, and all other services up to $25,000. Any pre-approved decisions by the Chair are required to be reviewed with the Audit Committee at its next scheduled meeting. The Audit Committee approved 100% of all services provided by Grant Thornton during 2024 and 2023.

Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial control, for preparing the financial statements, and for the public reporting process. Grant Thornton, our independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles. In this context, the Audit Committee has (i) reviewed and discussed the audited financial statements with management and our independent registered public accounting firm, (ii) discussed with our independent auditor the matters that are required to be discussed by the applicable Public Company Accounting Oversight Board and SEC standards, and (iii) received written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with the independent auditor the independent auditor’s independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

This report is dated March 5, 2025.

Respectfully submitted,

John K. Bakewell
Robert McNamara

Lori Mitchell-Keller

August 2023 Change in Independent Registered Public Accounting Firm

As previously disclosed and as required to be disclosed again in this proxy statement, on August 15, 2023, the Audit Committee appointed Grant Thornton as our independent registered public accounting firm, and in connection therewith dismissed Plante & Moran, PLLC (“Plante Moran”), as our independent registered public accounting firm, subject to Grant Thornton’s standard client acceptance procedures, which were completed on August 18, 2023. The decision to appoint Grant Thornton as our independent registered public accounting firm was the result of a request for proposal process after Plante Moran notified the Audit Committee that Plante Moran is evaluating whether to continue its Securities and Exchange Commission audit practice in our primary industry.

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During the fiscal years ended December 31, 2022 and 2021, and through the subsequent interim period preceding the Company’s appointment of Grant Thornton as our independent registered public accounting firm, neither the Company, nor anyone on our behalf, consulted Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our consolidated financial statements, and no written report or oral advice was provided to us by Grant Thornton that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The audit reports of Plante Moran on our consolidated financial statements as of and for the fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2022 and 2021, and through the subsequent interim period preceding Plante Moran’s dismissal, (1) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between us and Plante Moran on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Plante Moran, would have caused Plante Moran to make reference thereto in its report on our consolidated financial statements for the years ended December 31, 2022 and 2021, and (2) there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

We previously disclosed this information in a Current Report on Form 8-K filed with the SEC on August 18, 2023, provided Plante Moran with a copy of the disclosures, and requested that Plante Moran furnish it with a letter addressed to the SEC stating whether or not it agrees with our statements therein. A copy of the letter dated August 18, 2023 was filed as an exhibit to such Form 8-K.

Board Recommendation

The Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

The Board Recommends a Vote FOR the Ratification of the Appointment of Grant Thornton as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025

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PROPOSAL three—APPROVAL OF AMENDMENT TO XTANT MEDICAL
HOLDINGS, INC. 2023 EQUITY INCENTIVE PLAN

Background and Proposed Amendment

On September 8, 2025, the Board, upon recommendation of the Compensation Committee, unanimously approved, subject to approval by our stockholders, an amendment to the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan (the “2023 Plan”) to increase the number of shares available for issuance by an additional 12,300,000 shares. We refer to this amendment as the “Plan Amendment” and the revised plan incorporating the Plan Amendment as the “Amended 2023 Plan” throughout this proxy statement.

The 2023 Plan permits the grant of non-statutory and incentive stock options, stock appreciation rights, or “SARs,” restricted stock awards, restricted stock units, or “RSUs,” deferred stock units, or “DSUs,” performance awards, including performance stock units, or “PSUs”, non-employee director awards, and other stock-based awards. Our continuing ability to offer equity incentive awards under the 2023 Plan is critical to our ability to attract and retain qualified individuals to perform services, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of our Company and increases in stockholder value, and provide opportunities for equity participation that align the interests of participants with those of our stockholders.

If our stockholders approve the Plan Amendment, it will become effective as of the date of stockholder approval. If our stockholders do not approve the Plan Amendment, then the 2023 Plan, as currently in effect, will remain in effect until it terminates in accordance with its terms.

Reasons Why You Should Vote in Favor of the Plan Amendment

The Board recommends a vote “FOR” approval of the Plan Amendment because the Board believes an increase in the number of shares available for issuance under the 2023 Plan is in the best interests of the Company and our stockholders for the following reasons:

●	Attracts and retains talent. Talented and motivated employees, non-employee directors, and consultants are essential to executing our business strategies. Stock-based compensation is an important component of total compensation for our non-employee directors, executive officers and key employees because such compensation enables us to effectively recruit and retain qualified individuals while encouraging them to think and act like owners of Xtant. If our stockholders approve the Plan Amendment, we believe we will maintain our ability to offer competitive compensation packages to both attract new talent and retain our best performers in a manner that is broad-based and preserves cash resources.

●	Consistent with our pay-for-performance compensation philosophy to increase stockholder value. We believe that stock-based compensation, by its very nature, is performance-based compensation. We use incentive compensation both to reinforce desired business results for our key employees and to motivate them to achieve those results.

●	Aligns director, employee and stockholder interests. We believe our stock-based compensation programs help align the interests of our non-employee directors and employees with those of our stockholders. We believe our long-term stock-based incentives help promote long-term retention of our non-employee directors, employees and encourage significant ownership of our common stock. If the Plan Amendment is approved, we will be able to continue to maintain these important means of aligning the interests of our non-employee directors and employees with those of our stockholders.

●	Protects stockholder interests and embraces sound equity-based compensation practices. As described below under the heading “—Summary of Sound Governance Features of the Amended 2023 Plan,” the Amended 2023 Plan includes a number of features that are consistent with protecting the interests of our stockholders and sound corporate governance practices.

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Summary of Sound Governance Features of the Amended 2023 Plan

The Board and Compensation Committee believe that the Amended 2023 Plan contains several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices, including the following:

✔	No automatic share replenishment or “evergreen” provision	✔	No re-pricing of “underwater” stock options or SARs without stockholder approval
✔	Will not be excessively dilutive to our stockholders	✔	No discounted or reload stock options or SARs
✔	Limit on non-employee director compensation	✔	No tax gross-ups
✔	No reload stock options or SARs	✔	“Clawback” provisions
✔	No liberal share counting or “recycling” of shares from exercised stock options, SARs, or other stock-based awards	✔	No liberal change in control definition

Background for Shares Authorized for Issuance

If the Plan Amendment is approved, the maximum number of shares of common stock available for issuance under the 2023 Plan will be increased by 12,300,000 shares. In determining the additional number of shares of common stock, the Board and Compensation Committee considered a number of factors, which are discussed further below, including:

●	Shares currently available under the 2023 Plan, total outstanding equity-based awards, and how long the current and proposed number of shares available are expected to last;

●	Historical equity award granting practices, including our three-year average share usage rate (commonly referred to as “burn rate”); and

●	Potential dilution, or overhang.

Shares Available and Outstanding Equity Awards

While the use of long-term incentives, in the form of equity awards is an important part of our compensation program, we are mindful of our responsibility to our stockholders to exercise judgment in the granting of equity awards. In determining the proposed additional number of shares of common stock to be available under the 2023 Plan, the Board and Compensation Committee also considered shares currently available under the 2023 Plan, total outstanding equity awards, and how long the current and proposed number of shares available under the 2023 Plan are expected to last. To facilitate the approval of the Plan Amendment, set forth below under “—Potential Dilution” is information about our shares of common stock that may be issued under our equity compensation plans as of September 9, 2025.

Historical Equity Award Granting Practices

In determining the number of shares of common stock to be available for issuance under the Amended 2023 Plan, the Board and Compensation Committee also considered the historical number of equity awards granted under the 2023 Plan and other equity compensation plans in the past three full fiscal years.

The following table sets forth information regarding awards granted and earned and the annual burn rate for each of the last three fiscal years.

	2024	2023	2022
Stock options granted	—	1,602,013	602,123
RSUs/DSUs awarded	4,195,363	1,942,614	2,461,528
PSUs awarded, assuming target payouts	1,894,985	—	—
Weighted average basic shares of common stock outstanding during fiscal year	133,665,075	119,093,687	94,085,197
Burn rate	4.6%	3.0%	3.3%

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The Board and Compensation Committee also considered our three-year average burn rate (2022 to 2024) of approximately 3.6%. Based on historical and anticipated granting practices and the recent trading price of our common stock, we expect the additional shares to be available for issuance under the Amended 2023 Plan to cover awards for approximately two years. However, we cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time; and, therefore, the additional shares to be available for issuance under the Amended 2023 Plan could last for a shorter or longer period of time.

Potential Dilution

In setting the number of shares of common stock available for issuance under the Amended 2023 Plan, the Board and Compensation Committee also considered the potential dilution that would result from approval of the Plan Amendment, including the policies of institutional investors and major proxy advisory firms.

Current dilution and potential dilution, or overhang, is as set forth in the table below, as of September 9, 2025, assuming the Plan Amendment is approved. For clarity, the options, DSUs, RSUs, PSUs, and total equity awards outstanding include awards outstanding under the 2023 Plan, as well as prior predecessor equity incentive plans.

As of September 9, 2025 and Assuming Approval of the Plan Amendment
Options Outstanding	3,760,472
Weighted Average Exercise Price of Options Outstanding	$1.30
Weighted Average Remaining Term of Options Outstanding (in years)	6.26
RSUs/DSUs Outstanding	4,325,501
PSUs Outstanding, Assuming Target Payouts	1,640,709
Total Equity Awards Outstanding	9,726,682
Common Stock Outstanding	140,000,485
Current Dilution(1)	6.9%
Shares Available for Grant Under 2023 Plan	4,167,444
Shares Available for Grant Under Amended 2023 Plan	16,467,444
Current Potential Dilution, or Overhang, as a Percentage of Shares Outstanding(2)	9.9%
Potential Dilution, or Overhang, as a Percentage of Shares Outstanding(3)	18.7%

(1)	Current dilution consists of the number of shares of common stock subject to equity awards outstanding as of September 9, 2025 divided by the number of shares of common stock outstanding as of such date.

(2)	Current potential dilution, or overhang, under our current equity plans, consists of the number of shares of common stock subject to equity awards outstanding as September 9, 2025 and the number of shares of common stock available for future grant under our current equity plans divided by the number of shares of common stock outstanding as of such date.

(3)	Potential dilution, or overhang, under the Amended 2023 Plan consists of the number of shares of common stock subject to equity awards outstanding as September 9, 2025 and the number of shares of common stock available for future grant under our equity plans, assuming the Amended 2023 Plan is approved, divided by the number of shares of common stock outstanding as of such date.

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Summary of the Amended 2023 Plan Features

The major features of the Amended 2023 Plan are summarized below. Other than increasing the number of shares of common stock available for issuance, the Amended 2023 Plan is unchanged from the 2023 Plan. The summary is qualified in its entirety by reference to the full text of the Amended 2023 Plan, which has been filed electronically with the SEC along with the filing of this proxy statement and is available through the SEC’s website at www.sec.gov and may be obtained upon request to our Corporate Secretary at 664 Cruiser Lane, Belgrade, Montana 59714, or by telephone at (406) 388-0480.

Purpose	The purpose of the Amended 2023 Plan is to advance the interests of the Company and our stockholders by enabling us to attract and retain qualified individuals to perform services, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of the Company and increases in stockholder value, and provide opportunities for equity participation that align the interests of participants with those of our stockholders.

Plan Administration	The Board and the Compensation Committee will administer the Amended 2023 Plan. Subject to certain limitations, the plan administrator has broad authority under the terms of the Amended 2023 Plan to take certain actions under the plan.

Delegation	To the extent permitted by applicable law, the Board or Compensation Committee may delegate to one or more of its members or to one or more officers of the Company such administrative duties or powers as it may deem advisable. The Board or Compensation Committee may authorize one or more directors or officers of the Company to designate employees, other than officers, non-employee directors, or 10% stockholders of the Company, to receive awards under the plan and determine the size of any such awards, subject to certain limitations.

No Re-pricing	The Board may not, without prior approval of our stockholders, effect any re-pricing of any previously granted “underwater” option or SAR by: (i) amending or modifying the terms of the option or SAR to lower the exercise price or grant price; (ii) canceling the underwater option or SAR in exchange for (A) cash; (B) replacement options or SARs having a lower exercise price or grant price; or (C) other awards; or (iii) repurchasing the underwater options or SARs and granting new awards under the Amended 2023 Plan. An option or SAR will be deemed to be “underwater” at any time when the fair market value of the common stock is less than the exercise price of the option or the grant price of the SAR.

Shares Available for Issuance

Subject to adjustment (as described below), the maximum number of shares of our common stock that will be available for issuance under the Amended 2023 Plan will be (i) 17,800,000 shares of common stock; plus (ii) the number of shares of common stock that remained available for issuance under the prior Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan (“2018 Plan”) but were not subject to outstanding awards as of the initial adoption of the 2023 Plan; plus (iii) the number of additional shares of common stock subject to awards outstanding under the prior 2018 Plan as of the initial adoption of the 2023 Plan but only to the extent that such outstanding awards are forfeited, cancelled, expire or otherwise terminate without the issuance of such shares of common stock after such date. No more than 5,500,000 total shares may be granted as incentive stock options.

Shares that are issued under the Amended 2023 Plan or that are subject to outstanding awards will be applied to reduce the maximum number of shares remaining available for issuance under the Amended 2023 Plan only to the extent they are used; provided, however, that the full number of shares subject to a stock-settled SAR or other stock-based award will be counted against the shares of common stock authorized for issuance under the Amended 2023 Plan, regardless of the number of shares actually issued upon settlement of such SAR or other stock-based award. Any shares withheld to satisfy tax withholding obligations on awards issued under the Amended 2023 Plan, any shares withheld to pay the exercise price or grant price of awards under the Amended 2023 Plan, and any shares not issued or delivered as a result of the “net exercise” of an outstanding option or settlement of a SAR in shares will be counted against the shares authorized for issuance under the Amended 2023 Plan and will not be available again for grant under the Amended 2023 Plan. Shares subject to awards settled in cash will again be available for issuance pursuant to awards granted under the Amended 2023 Plan. Any shares repurchased by the Company on the open market using the proceeds from the exercise of an award will not increase the number of shares available for future grant of awards. Any shares of common stock related to awards granted under the Amended 2023 Plan that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of the shares will be available again for grant under the Amended 2023 Plan. To the extent permitted by applicable law, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or a subsidiary or otherwise will not be counted against shares available for issuance pursuant to the Amended 2023 Plan. The shares available for issuance under the Amended 2023 Plan may be authorized and unissued shares or treasury shares.

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Non-Employee Director Compensation Limit	The Amended 2023 Plan limits total non-employee director compensation such that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year of the Company may not exceed $400,000 (increased to $600,000 with respect to any non-employee director serving as chair of the Board or lead independent director or in the fiscal year of a non-employee director’s initial service as a non-employee director). Any compensation that is deferred will count towards this limit for the year in which the compensation is first earned, and not later at the time of settlement.

Adjustments	In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off), or other similar change in the corporate structure or shares of our common stock, the Board will make the appropriate adjustment or substitution. These adjustments or substitutions may be to the number and kind of securities and property that may be available for issuance under the Amended 2023 Plan. In order to prevent dilution or enlargement of the rights of participants, the Board may also adjust the number, kind, and exercise price of securities or other property subject to outstanding awards.

Eligible Participants	Awards may be granted to employees, non-employee directors, and consultants of the Company or any of our subsidiaries. A “consultant” for purposes of the Amended 2023 Plan is one who renders services to the Company or its subsidiaries that are not in connection with the offer and sale of our securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for our securities. As of September 9, 2025, 208 employees, five non-employee directors and no consultants would have been eligible to participate in the Amended 2023 Plan had it been approved by our stockholders at such time.

Types of Awards	The Amended 2023 Plan permits the grant of non-statutory and incentive stock options, SARs, restricted stock awards, RSUs, DSUs, performance awards, non-employee director awards, and other stock-based awards. Awards may be granted either alone or in addition to or in tandem with any other type of award.

Stock Options	Stock options entitle the holder to purchase a specified number of shares of our common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The Amended 2023 Plan permits the grant of both non-statutory and incentive stock options. Incentive stock options may be granted solely to eligible employees of the Company or its subsidiary. Each stock option granted under the Amended 2023 Plan must be evidenced by an award agreement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting, and any other conditions. The exercise price of each stock option granted under the Amended 2023 Plan must be at least 100% of the fair market value of a share of our common stock as of the date the award is granted to a participant. Fair market value under the plan means, unless otherwise determined by the Board, the closing price of our common stock, as reported on the NYSE American, on the immediately prior trading day. The closing price of our common stock, as reported on the NYSE American on September 9, 2025, was $0.61 per share. The Board fixes the terms and conditions of each stock option, subject to certain restrictions, such as a ten-year maximum term.

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SARs	A SAR is a right granted to receive payment of cash, stock, or a combination of both equal to the difference between the fair market value of shares of our common stock and the grant price of such shares. Each SAR granted must be evidenced by an award agreement that specifies the grant price, the term, and such other provisions as the Board may determine. The grant price of a SAR must be at least 100% of the fair market value of our common stock on the date of grant. The Board fixes the term of each SAR, but SARs granted under the Amended 2023 Plan will not be exercisable more than 10 years after the date the SAR is granted.

Restricted Stock Awards, RSUs, and DSUs	Restricted stock awards, RSUs, and/or DSUs may be granted under the Amended 2023 Plan. A restricted stock award is an award of common stock that is subject to restrictions on transfer and risk of forfeiture upon certain events, typically including termination of service. RSUs are similar to restricted stock awards except that no shares are actually awarded to the participant on the grant date. DSUs permit the holder to receive shares of common stock or the equivalent value in cash or other property at a future time as determined by the Board. The Board will determine, and set forth in an award agreement, the period of restriction, the number of shares of restricted stock awards or the number of RSUs or DSUs granted, and other such conditions or restrictions.

Performance Awards	Performance awards, in the form of cash, shares of common stock, other awards, or a combination of both, may be granted under the Amended 2023 Plan in such amounts and upon such terms as the Board may determine. The Board will determine, and set forth in an award agreement, the amount of cash and/or number of shares or other awards, the performance goals, the performance periods, and other terms and conditions. The extent to which the participant achieves his or her performance goals during the applicable performance period will determine the amount of cash and/or number of shares or other awards earned by the participant. The Board retains discretion to adjust performance awards either upward or downward, either on a formula or discretionary basis or any combination, as the Board determines.

Non-Employee Director Awards	The Board at any time and from time to time may approve resolutions providing for the automatic or other grant of awards under the Amended 2023 Plan to non-employee directors. Such awards may be granted singly, in combination, or in tandem, and may be granted pursuant to such terms, conditions, and limitations as the Board may establish in its sole discretion consistent with the provisions of the Amended 2023 Plan. The Board may permit non-employee directors to elect to receive all or any portion of their annual retainers, meeting fees, or other fees in restricted stock, RSUs, DSUs, or other stock-based awards in lieu of cash.

Other Stock-Based Awards	Consistent with the terms of the plan, other stock-based awards may be granted to participants in such amounts and upon such terms as the Board may determine.

Dividend Equivalents	With the exception of stock options, SARs, and unvested performance awards, awards under the Amended 2023 Plan may, in the Board’s discretion, earn dividend equivalents with respect to the cash or stock dividends or other distributions that would have been paid on the shares of our common stock covered by such award had such shares been issued and outstanding on the dividend payment date. However, no dividends may be paid on awards until they are vested. Such dividend equivalents will be converted to cash or additional shares of our common stock by such formula and at such time and subject to such limitations as determined by the Board.

Termination of Employment or Other Service	The Amended 2023 Plan provides for certain default rules in the event of a termination of a participant’s employment or other service. These default rules may be modified in an award agreement or an individual agreement between the Company and a participant. If a participant’s employment or other service with the Company is terminated for cause, then all outstanding awards held by such participant will be terminated and forfeited. In the event a participant’s employment or other service with the Company is terminated by reason of death, disability, or retirement, then:

●	All outstanding stock options (excluding non-employee director options in the case of retirement) and SARs held by the participant will, to the extent exercisable, remain exercisable for a period of one year after such termination, but not later than the date the stock options or SARs expire;

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●	All outstanding stock options and SARs that are not exercisable and all outstanding restricted stock will be terminated and forfeited; and

●	All outstanding unvested RSUs, performance awards, and other stock-based awards held by the participant will terminate and be forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with the Company or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Board may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

In the event a participant’s employment or other service with the Company is terminated by reason other than for cause, death, disability, or retirement, then:

●	All outstanding stock options (including non-employee director options) and SARs held by the participant that then are exercisable will remain exercisable for three months after the date of such termination, but will not be exercisable later than the date the stock options or SARs expire;

●	All outstanding restricted stock will be terminated and forfeited; and

●	All outstanding unvested RSUs, performance awards, and other stock-based awards will be terminated and forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with the Company or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Board may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

Modification of Rights upon Termination	Upon a participant’s termination of employment or other service with the Company or any subsidiary, the Board may, in its sole discretion (which may be exercised at any time on or after the grant date, including following such termination) cause stock options or SARs (or any part thereof) held by such participant as of the effective date of such termination to terminate, become, or continue to become exercisable or remain exercisable following such termination of employment or service, and restricted stock, RSUs, DSUs, performance awards, non-employee director awards and other stock-based awards held by such participant as of the effective date of such termination to terminate, vest, or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Board; provided, however, that no stock option or SAR may remain exercisable beyond its expiration date.

Forfeiture and Recoupment

If a participant is determined by the Board to have taken any action while providing services to the Company or within one year after termination of such services that would constitute “cause” or an “adverse action,” as such terms are defined in the Amended 2023 Plan, all rights of the participant under the Amended 2023 Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited. The Board has the authority to rescind the exercise, vesting, issuance, or payment in respect of any awards of the participant that were exercised, vested, issued, or paid and require the participant to pay to the Company, within 10 days of receipt of notice, any amount received or the amount gained as a result of any such rescinded exercise, vesting, issuance, or payment. The Company may defer the exercise of any stock option or SAR for up to six months after receipt of notice of exercise in order for the Board to determine whether “cause” or “adverse action” exists. The Company is entitled to withhold and deduct future wages or make other arrangements to collect any amount due.

In addition, awards under the Amended 2023 Plan shall be subject to any automatic forfeiture or voluntary compensation “clawback,” forfeiture or recoupment provisions under applicable law, the Company’s clawback policy, and any forfeiture and/or penalty conditions or provisions as determined by the Board and set forth in the applicable award agreement.

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Effect of Change in Control	Generally, a change in control will mean:

●	The acquisition, other than by the Company, by any individual, entity, or group of beneficial ownership of 50% or more of the then outstanding shares of common stock;

●	The consummation of a reorganization, merger, or consolidation of the Company with respect to which all or substantially all of the individuals or entities who were the beneficial owners of common stock and voting securities immediately prior to the transaction do not, following the transaction, beneficially own more than 50% of the outstanding shares of common stock of the corporation resulting from the transaction; or

●	A complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

Subject to the terms of the applicable award agreement or an individual agreement between the Company and a participant, upon a change in control, the Board may, in its discretion, determine whether some or all outstanding options shall become exercisable in full or in part, whether the restriction period and performance period applicable to some or all outstanding restricted stock awards and RSUs shall lapse in full or in part, and whether the performance measures applicable to some or all outstanding awards shall be deemed to be satisfied. The Board may further require that shares of stock of the corporation resulting from such a change in control, or a parent corporation thereof, be substituted for some or all of our shares of common stock subject to an outstanding award and that any outstanding awards, in whole or in part, be surrendered to us by the holder, to be immediately cancelled by us, in exchange for a cash payment, shares of capital stock of the corporation resulting from or succeeding us, or a combination of both cash and such shares of stock.

Term	Unless sooner terminated by the Board, the Amended 2023 Plan will terminate at 11:59 p.m. on July 25, 2033. No award will be granted after termination of the Amended 2023 Plan, but awards outstanding upon termination of the Amended 2023 Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Amended 2023 Plan.

Termination and Amendment

Subject to certain exceptions, the Board has the authority to suspend or terminate the Amended 2023 Plan or terminate any outstanding award agreement and the Board has the authority to amend the Amended 2023 Plan or amend or modify the terms of any outstanding award at any time and from time to time. No amendments to the Amended 2023 Plan will be effective without approval of the Company’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange on which the common stock is then traded, applicable U.S. state and federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the Amended 2023 Plan; or (b) such amendment would: (i) modify the re-pricing provisions of the Amended 2023 Plan; (ii) increase the aggregate number of shares of common stock issued or issuable under the Amended 2023 Plan; (iii) modify the eligibility requirements for participants in the Amended 2023 Plan; or (vi) reduce the minimum exercise price or grant price as set forth in the Amended 2023 Plan.

No termination, suspension, or amendment of the Amended 2023 Plan shall adversely affect any outstanding award previously granted under the Amended 2023 Plan without the written consent of the participant holding such award.

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U.S. Federal Income Tax Information

The following is a general summary, as of the date of this proxy statement, of the U.S. federal income tax consequences to participants and the Company of transactions under the Amended 2023 Plan. This summary is intended for the information of stockholders considering how to vote at the meeting and not as tax guidance to participants in the Amended 2023 Plan, as the consequences may vary with the types of grants made, the identity of the participant, and the method of payment or settlement. The summary does not address the effects of other U.S. federal taxes or taxes imposed under state, local, or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Amended 2023 Plan.

Incentive Stock Options. With respect to incentive stock options, generally, the stock option holder is not taxed, and we are not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. If the stock option holder meets the employment requirements and does not dispose of the shares of common stock acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of common stock are disposed of before those periods expire, which is called a disqualifying disposition, the stock option holder will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of our shares of common stock on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, we will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the stock option holder, assuming that a deduction is allowed under Section 162(m) of the Code.

Non-Statutory Stock Options. The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the stock option holder. Upon exercise of the stock option, the stock option holder will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of our shares of common stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and we will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the Code. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

SARs. The grant of an SAR will not cause the participant to recognize ordinary income or entitle us to a deduction for federal income tax purposes. Upon the exercise of an SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares of common stock payable to the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Restricted Stock, RSUs, DSUs and Other Stock-Based Awards. The federal income tax consequences with respect to restricted stock, RSUs, DSUs, performance shares and performance stock units, and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award of stock granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and our deduction, assuming that a deduction is allowed under Section 162(m) of the Code, will be measured and timed as of the grant date of the award. If the stock award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock unit award or other stock-based award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives the stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code.

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Withholding Obligations. We are entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the recipient to pay to us, an amount necessary for us to satisfy the recipient’s federal, state or local tax withholding obligations with respect to awards granted under the Amended 2023 Plan. Withholding for taxes may be calculated based on the maximum applicable tax rate for the participant’s jurisdiction or such other rate that will not trigger a negative accounting impact on the Company. The Board of Directors may permit a participant to satisfy a tax obligation by withholding shares of common stock underlying an award, tendering previously acquired shares, delivery of a broker exercise notice, or a combination of these methods.

Code Section 409A. A grant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time the grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

Code Section 162(m). Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual who is a “covered employee” may not be deductible to the extent that it exceeds $1 million. The Tax Cut and Jobs Act, signed into law on December 22, 2017, amended Code Section 162(m), effective for tax years beginning after December 31, 2017, (i) to expand the definition of a “covered employee” to include any person who was the Chief Executive Officer or the Chief Financial Officer at any time during the year and the three most highly compensated officers (other than the Chief Executive Officer or the Chief Financial Officer) who were employed at any time during the year whether or not the compensation is reported in the Summary Compensation Table included in our proxy statement for our Annual Meeting of Stockholders; (ii) to treat any individual who is considered a covered employee at any time during a tax year beginning after December 31, 2017, as remaining a covered employee permanently; and (iii) to eliminate the performance-based compensation exception to the $1 million deduction limit (with a transition provision continuing the performance-based exception for certain compensation covered by a written binding contract in existence on November 2, 2017).

Excise Tax on Parachute Payments. Unless otherwise provided in a separate agreement between a participant and the Company, if, with respect to a participant, the acceleration of the vesting of an award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from the Company, would constitute a “parachute payment,” then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Section 4999 of the Code, we will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

Securities Authorized for Issuance under Equity Compensation Plans

The table below provides information about our common stock that may be issued under our equity compensation plans as of December 31, 2024.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (c)
Equity compensation plans approved by security holders	10,911,504	(1)	$1.29	(2)	5,618,848	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	10,911,504	(1)	$1.29	(2)	5,618,848	(3)

(1)	Amount includes 1,190,211 shares of our common stock issuable upon the exercise of stock options granted under the 2023 Plan; 2,735,192 shares of our common stock issuable upon the exercise of stock options granted under the 2018 Plan, 2,087,096 shares of our common stock issuable upon the settlement of RSU awards granted under the 2023 Plan, 2,791,096 shares of our common stock issuable upon the settlement of DSU awards granted under the 2023 Plan, 1,710,776 shares of our common stock issuable upon the settlement of PSU awards granted under the 2023 Plan (assuming target performance), and 397,133 shares of our common stock issuable upon the settlement of RSU awards granted under the 2018 Plan. Maximum performance under the PSU awards would result in the issuance of an additional 1,710,776 shares of common stock upon settlement thereof.

(2)	Not included in the weighted-average exercise price calculation are 2,484,229 RSU awards, 2,791,096 DSU awards and 1,710,776 PSU awards (assuming target performance).

(3)	Amount includes 5,618,848 shares of our common stock remaining available for future issuance under the 2023 Plan. No shares remain available for grant under the 2018 Plan or any other plans since such plans have been terminated with respect to future grants.

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Awards Previously Granted Under the 2023 Plan

As of September 9, 2025, we had granted stock options, DSUs, RSUs and PSUs under the 2023 Plan as follows, including awards granted to former directors, officers and employees:

Name and Position	Number of Shares Underlying Stock Options	Number of Shares Underlying DSUs/RSUs	Number of Shares Underlying PSUs, Assuming Target Payouts
Sean E. Browne, President and Chief Executive Officer	203,252	905,848	731,632
Scott C. Neils, Chief Financial Officer	135,501	293,695	177,551
Mark A. Schallenberger, Chief Operating Officer	135,501	289,613	173,469
Kevin D. Brandt, Former Chief Commercial Officer	140,583	304,708	184,209
Current Executive Officer Group (3 persons)	474,254	1,489,156	1,082,652
Non-Employee Director Group(1)	155,265	2,195,786	—
All Other Employee Group	701,911	2,061,496	628,124
Total	1,472,013	6,051,146	1,894,985

(1)	Includes equity awards granted to Robert McNamara and Lori Mitchell-Keller, who resigned on August 1, 2025.

Awards Anticipated to Be Granted Under the Amended 2023 Plan

We have not granted any equity awards that are contingent upon stockholder approval of the Plan Amendment and it is not presently possible to determine the benefits or amounts that will be received by or allocated to participants under the Amended 2023 Plan or would have been received by or allocated to participants for the last completed fiscal year if the Amended 2023 Plan had then been in effect because awards under the Amended 2023 Plan, as with the current 2023 Plan, will be made at the discretion of the Board. However, under our current non-employee director compensation program, each person serving as a non-employee director receives an annual RSU award.

Board Recommendation

The Board unanimously recommends that our stockholders vote “FOR” approval of the foregoing amendment to the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan.

The Board of Directors Recommends a Vote FOR Approval of the Foregoing Amendment to the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan

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PROPOSAL fOUR—advisory vote on executive compensation

Background

The Board is providing our stockholders with an advisory vote on our executive compensation pursuant to the Dodd-Frank Wall Street Consumer Protection Act and Section 14A of the Exchange Act. This advisory vote, commonly known as a say-on-pay vote, is a non-binding vote on the compensation paid to our named executive officers as set forth in this proxy statement.

At our 2024 Annual Meeting of Stockholders, our stockholders had the opportunity to vote on an advisory say-on-pay proposal and over 98% of the votes cast at that meeting were in favor of our say-on-pay proposal. At our 2019 Annual Meeting of Stockholders, the Company submitted to stockholders a frequency of say-on-pay vote, recommending that a say-on-pay proposal be submitted annually. At that meeting, our stockholders voted overwhelmingly in favor of an annual say-on-pay vote. Accordingly, stockholders are being provided with a say-on-pay vote at this year’s Annual Meeting.

Why You Should Vote in Favor of Our Say-On-Pay Proposal

Our executive compensation program is generally designed to attract, retain, motivate, and reward highly qualified and talented executive officers that will enable us to drive long-term stockholder value.

Our compensation practices include many best pay practices that support our executive compensation objectives and principles and benefit our stockholders.

What We Do:		What We Don’t Do:
●	Structure our executive officer compensation so that a significant portion of pay is at risk	●	No repricing of stock options unless approved by stockholders
●	Emphasize long-term performance in our equity-based incentive awards	●	No excessive perquisites
●	Use a mix of performance measures and caps on payouts	●	No guaranteed salary increases or bonuses
●	Require minimum vesting periods on equity awards	●	No tax or excise tax gross-ups
●	Require double-trigger for equity acceleration upon a change of control	●	No short sales or derivative transactions in Xtant stock, including hedges
●	Maintain competitive compensation packages	●	No pledging of Xtant securities

We encourage our stockholders to read the “Executive Compensation” section beginning on page 35, which describes in detail our executive compensation program and the executive compensation decisions made by the Compensation Committee for 2024, as well as the accompanying executive compensation tables and narratives that provide detailed information on the compensation of our named executive officers.

We believe that our executive compensation program is competitive, focused on pay for performance, and strongly aligned with the long-term interests of our stockholders. The Board believes that executive compensation for 2024 was reasonable, appropriate, and justified by the performance of the Company and the result of a carefully considered approach.

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Proposed Resolution

The Board recommends that our stockholders vote in favor of the say-on-pay vote as set forth in the following resolution:

RESOLVED, that our stockholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including in the “Executive Compensation” section, the accompanying compensation tables and the corresponding narrative discussion and footnotes, and any related material disclosed in this proxy statement.

Stockholders are not voting to approve or disapprove the Board’s recommendation. As this is an advisory vote, the outcome of the vote is not binding on us with respect to future executive compensation decisions, including those relating to our named executive officers, or otherwise. The Compensation Committee and Board expect to take into account the outcome of the vote when considering future executive compensation decisions.

Next Say-On-Pay Vote

We expect to conduct a say-on-pay vote on an annual basis, with the next say-on-pay vote to occur at our 2026 Annual Meeting of Stockholders. We are also conducting a frequency of say-on-pay vote this year. See “Proposal Five—Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation.” Since a frequency of say-on-pay vote must be conducted every six years, we expect to conduct the next frequency of say-on-pay vote at our 2031 Annual Meeting of Stockholders.

Board Recommendation

The Board unanimously recommends that our stockholders vote “FOR” approval, on an advisory basis, of our executive compensation, or say-on-pay vote.

The Board Recommends a Vote FOR Approval, on an Advisory Basis, of our Executive Compensation, or Say-on-Pay Vote

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PROPOSAL five— ADVISORY VOTE ON THE FREQUENCY OF
FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Background

The Board is providing our stockholders with an advisory vote on the frequency of future advisory votes on executive compensation, or say-on-pay votes, such as that provided for under “Proposal Four—Advisory Vote on Executive Compensation.” This non-binding advisory vote on the frequency of future say-on-pay votes is required to be conducted every six years under Section 14A of the Exchange Act pursuant to the Dodd-Frank Act.

Stockholders may indicate whether they prefer that we hold a say-on-pay vote every one year, two years, or three years, or they may abstain from this vote.

Reasons For an Annual Say-On-Pay Vote

After careful consideration, the Board, on the recommendation of the Compensation Committee, has determined that holding a say-on-pay vote every year remains the best approach for the Company and our stockholders at this time, and recommends that stockholders vote for future advisory votes on executive compensation to occur every year. In making this recommendation, the Board continues to believe that an annual say-on-pay vote is the most appropriate policy for our stockholders and the Company at this time. Although we recognize the potential benefits of having less frequent say-on-pay votes, we understand that an annual say-on-pay vote is currently the standard desired by many stockholders.

In addition, while our executive compensation program is designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation decisions are made annually and that an annual say-on-pay vote would:

●	align with our annual review of core elements of our executive compensation program;

●	allow stockholders to provide timely, direct input on our executive compensation philosophy, policies and practices as disclosed in our proxy statement each year; and

●	be consistent with our practice of seeking input and engaging in dialogue with our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices.

Stockholders are not voting to approve or disapprove the Board’s recommendation. Instead, stockholders may indicate their preference regarding the frequency of future say-on-pay votes by selecting one year, two years, or three years. Stockholders that do not have a preference regarding the frequency of future say-on-pay votes may abstain from voting on the proposal. As this is an advisory vote, the outcome of the vote is not binding on us, and the Compensation Committee and the Board may decide that it is in the best interests of the Company and our stockholders to hold a say-on-pay vote more or less frequently than the preference receiving the highest number of votes of our stockholders. However, the Compensation Committee and the Board value the opinions expressed by our stockholders in their vote on this proposal and expect to take into account the outcome of this vote when considering the frequency of future advisory votes on executive compensation.

Board Recommendation

The Board unanimously recommends that our stockholders vote for a frequency of every ONE YEAR, on an advisory basis, for future advisory votes on executive compensation, or say-on-pay votes.

The Board Recommends a Vote for every ONE YEAR on this Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

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EXECUTIVE COMPENSATION

Executive Officers

The names, ages, and positions of our current executive officers as of September 9, 2025 are as follows:

Name	Age	Position
Sean E. Browne	59	President and Chief Executive Officer and Director
Scott C. Neils	41	Chief Financial Officer
Mark A. Schallenberger	40	Chief Operating Officer

Sean E. Browne has served as our President and Chief Executive Officer since October 2019 and as a member of our Board since October 2019. Prior to this, Mr. Browne served as Chief Revenue Officer of CCS Medical, Inc., a provider of home delivery medical supplies, from September 2014 to June 2019. Prior to CCS Medical, Mr. Browne served as Chief Operating Officer of The Kini Group, an integrated cloud-based software analytics and advisory firm, from March 2013 to August 2014. From November 2007 to March 2016, Mr. Browne served as President and Chief Executive Officer and a director of Neuro Resource Group, a venture start-up medical device company that was sold to a strategic buyer. In other roles, Mr. Browne served as President, Miltex Surgical Instrument Division for Integra LifeSciences Holdings Corporation, a publicly held medical device company that acquired Miltex Holdings, Inc. Mr. Browne served as Vice President, Sales and Marketing of Esurg.com, an e commerce company serving physician and ambulatory surgery markets. Prior to Esurg.com, Mr. Browne served as Senior Vice President, Health Systems Division of McKesson Corporation, a drug company, and prior to McKesson, served in various positions with increasing responsibility at Baxter Healthcare. Mr. Browne holds a Master of Business Administration from the Kellogg School of Management at Northwestern University and a Bachelor of Science degree, with a major in Finance and minor in Statistics, from Boston University. We believe that Mr. Browne’s day-to-day operations experience as a result of his role as our President and Chief Executive Officer enable him to make valuable contributions to the Board of Directors. In addition, in his role as President and Chief Executive Officer, Mr. Browne provides unique insight into our business strategies, opportunities and challenges, and serves as the unifying element between the leadership and strategic direction provided by the Board of Directors and the implementation of our business strategies by management.

Scott C. Neils has served as our Chief Financial Officer since June 2022 and prior to that served as our Interim Chief Financial Officer from January 2022 to June 2022 and as our Controller from August 2019 until January 2022. Mr. Neils has over 15 years of experience focused on public accounting and corporate finance. In this role, Mr. Neils gained extensive experience managing our finance and accounting functions. Prior to joining Xtant, Mr. Neils served as Audit Senior Manager at Baker Tilly US, LLP (formerly Baker Tilly Virchow Krause, LLP), an advisory, tax and assurance firm, from November 2015 to August 2019. Prior to that position, Mr. Neils was at Grant Thornton LLP, an accounting and advisory organization, from September 2007 to November 2015, most recently as Audit Manager. Mr. Neils is a Certified Public Accountant. He holds a Bachelor of Science in Business in Accounting and a Master of Accountancy from the Carlson School of Management at the University of Minnesota.

Mark A. Schallenberger was appointed our Chief Operating Officer in April 2025, and prior to that position, served as Chief Operations Officer since January 2023. Prior to this, Mr. Schallenberger served as Chief Operations Officer of Surgenex LLC, a medical technology manufacturer, from June 2019 to January 2023. Prior to Surgenex, Mr. Schallenberger served as Senior Director of Marketing & Product Development of DCI Donor Services Tissue Bank, a tissue bank, from February 2016 to June 2019. Prior to DCI Donor Services Tissue Bank, Mr. Schallenberger served various roles with increasing responsibility from September 2010 to February 2016 culminating with Director of Scientific Affairs with Xtant Medical Holdings, Inc. formerly Bacterin International Holdings, Inc. Mr. Schallenberger holds a Master of Science in Chemical Biology from The Scripps Research Institute and a Bachelor of Science degree in Chemistry from the University of Montana.

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Overview

This section describes the compensation of the executive officers named in the Summary Compensation Table below, which individuals consist of our President and Chief Executive Officer, the two most highly compensated executive officers (other than our President and Chief Executive Officer) serving as executive officers as of December 31, 2024, and a former executive officer who would have been one of the two most highly compensated executive officers (other than our President and Chief Executive Officer) but for the fact that he was not serving as an executive officer as of December 31, 2024:

●	Sean E. Browne, our President and Chief Executive Officer and principal executive officer (“CEO” or “PEO”);

●	Scott C. Neils, our Chief Financial Officer;

●	Mark Schallenberger, our current Chief Operating Officer and former Chief Operations Officer; and

●	Kevin D. Brandt, our former Chief Commercial Officer.

These executive officers are collectively referred to as our named executive officers.

When reading this Executive Compensation Overview, please note we are a small reporting company and are not required to provide a “Compensation Discussion and Analysis” of the type required by Item 402 of SEC Regulation S-K. This Overview is intended to supplement the SEC-required disclosure, which is included in this section, and it is not a Compensation Discussion and Analysis.

Compensation Philosophy

For 2024 compensation, we generally targeted executive compensation at the 50th percentile of our peer group as discussed below.

Use of Market Data

Since we strive to compensate our executive officers competitively relative to the market, from time to time, we will use market data to analyze the competitiveness of our executive compensation program. To assist us in determining 2024 compensation, we used a peer group of other companies that were similar to us primarily from an industry, revenue and revenue growth perspective at that time and we also used survey data. Data from this peer group and the surveys was considered in the compensation benchmarking process as one input in helping us determine appropriate pay levels for 2024. The peer group used to determine 2024 compensation was as follows.

Anika Therapeutics, Inc.	AxoGen, Inc.	Iradimed Corporation
NeuroPace, Inc.	OrthoPediatrics Corp.	Pulmonx Corporation
Rockwell Medical, Inc.	Sanara MedTech Inc.	SI-BONE, Inc.
Sientra, Inc.	Sight Sciences, Inc.	Silk Road Medical, Inc.
Surmodics, Inc.	TELA Bio, Inc.	Treace Medical Concepts, Inc.
Zynex, Inc.

Use of Consultants

The Compensation Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities, and prior to doing so, assesses the independence of such experts and advisors from management. The Compensation Committee retained Mercer (US) Inc. in August 2023. In 2024, Mercer (US) Inc. assisted with the analysis of executive officer and non-employee director compensation. Mercer (US) Inc. did not provide any services to our company other than those for which it was retained by the Compensation Committee.

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Elements of Our Executive Compensation Program

During 2024, our executive compensation program consisted of several key elements, which are described in the table below, along with the key characteristics of, and the purpose for, each element and key 2024 changes.

Element	Key Characteristics	Purpose	Key 2024 Changes
Base Salary (Fixed, Cash)	A fixed amount, paid in cash periodically throughout the year and reviewed annually and, if appropriate, adjusted.	Provides a source of fixed income that is market competitive and reflects scope and responsibility of the position held.	4% base salary increases for each of our named executive officers.

Short-Term Incentive (“STI”) (Variable, Cash)	A variable, short-term, discretionary element of compensation that is payable in cash based on achievement of key pre-established annual corporate objectives.	Motivates and rewards our executives for achievement of annual corporate objectives.

No changes to target bonus percentages.

The pre-established corporate objectives for the 2024 STI plan were total revenue (60% weighting), gross margin (5% weighting) and adjusted EBITDA (35% weighting).

The Compensation Committee determined that no 2024 annual bonuses would be paid.

Long-Term Incentives (“LTI”) (Variable, Equity-Based Awards)	A variable, long-term element of compensation that was previously provided in the form of time-vested stock option awards and restricted stock unit awards and is currently provided in the form of time-vested deferred stock units and performance stock units.	Aligns the interests of our executives with our stockholders; encourages our executives to focus on our long-term performance; promotes retention; and encourages significant stock ownership.

In 2024, our LTI program consisted of 50% DSUs and 50% PSUs.

Our named executive officers received DSUs that vest annually over four years and PSUs that vest and become issuable based on our total stockholder return (“TSR”) from 2024-2026 relative to a custom peer group. The PSUs are capped at 200% of target, and if our three-year TSR is negative, the PSUs will be capped at 100%.

In 2024, the timing of these awards was moved from third quarter to first quarter, and the awards include a pro rata amount recognizing this change in timing and an additional “catch up” amount recognizing below market equity grants in 2023.

Retirement Benefits	A defined contribution retirement plan with a discretionary company match.	Provides an opportunity for employees to save and prepare financially for retirement.	No changes.

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Summary Compensation Table

The table below provides summary information concerning all compensation awarded to, earned by, or paid to our named executive officers for the year ended December 31, 2024.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5)	Total
Sean E. Browne	2024	$617,539	$—	$1,807,132	$—	$—	$37,065	$2,461,736
President and Chief Executive Officer	2023	600,000	—	209,059	209,266	664,560	29,273	1,712,158
Scott C. Neils	2024	411,692	—	438,551	—	—	33,264	883,507
Chief Financial Officer	2023	400,000	—	139,373	139,511	221,520	37,449	937,853
Mark A. Schallenberger	2024	411,692	—	428,469	—	—	38,800	878,961
Chief Operating Officer	2023	400,000	—	205,144	208,263	221,520	139,696	1,174,623
Kevin D. Brandt	2024	315,669	—	454,996	—	—	460,035	1,230,700
Former Chief Commercial Officer(6)	2023	415,000	—	144,599	144,743	229,827	13,200	947,369

(1)	We generally do not pay any discretionary bonuses or bonuses that are subjectively determined and did not pay any such bonuses to any named executive officers in 2024. Annual cash incentive bonus payouts based on performance against pre-established corporate performance goals are reported in the “Non-equity incentive plan compensation” column. No bonuses were earned or paid for 2024 performance.

(2)	Amounts reported represent the aggregate grant date fair value for PSU and DSU awards granted to our NEOs in 2024 and RSU awards granted to our NEOs in 2023 computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. These are not amounts paid to or realized by the NEOs. We caution that the amounts reported in the table for stock awards and, therefore, total compensation may not represent the amounts that each NEO will actually realize from the awards. Whether, and to what extent, an NEO realizes value will depend on a number of factors, including Company performance and stock price. The grant date fair value of the PSU awards assumes target levels of performance. The grant date fair value of the PSU awards assuming maximum levels of performances are as follows: Mr. Browne ($1,090,132), Mr. Neils ($264,441), Mr. Schallenberger ($264,441) and Mr. Brandt ($274,471). The grant date fair value of the DSU awards and RSU awards is determined based on the per share closing sale price of our common stock on the grant date for 2024 and 2023. The grant date fair value of the DSU awards are as follows: Mr. Browne ($717,000), Mr. Neils ($174,000), Mr. Schallenberger ($174,000) and Mr. Brandt ($180,525). Mr. Brandt’s employment terminated effective August 16, 2024 in connection with the elimination of his position, and as a result, he forfeited all unvested awards.

(3)	Amounts reported represent the aggregate grant date fair value for option awards granted to each named executive officer computed in accordance with FASB ASC Topic 718. The grant date fair value is determined based on our Black-Scholes option pricing model. The table below sets forth the specific assumptions used in the valuation of each such option award:

Grant Date	Grant Date Fair Value Per Share	Risk Free Interest Rate	Expected Life	Expected Volatility	Expected Dividend Yield
08/15/2023	$1.20	4.35%	6.25 years	111.12%	—
02/15/2023	$0.77	3.98%	6.25 years	111.60%	—

(4)	Amounts reported represent payouts under our annual bonus plan and for each year reflect the amounts earned for that year but paid during the following year. No bonuses were earned or paid for 2024 performance.

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(5)	The table below provides information concerning amounts reported in the “All Other Compensation” column of the Summary Compensation Table for 2024 with respect to each named executive officer.

Name	401(k) Match	Commuting Expenses	Consulting Fee		Severance Payments		Total
Sean E. Browne	$13,800	$23,265	$—		$—		$37,065
Scott C. Neils	13,800	19,464	—		—		33,264
Mark A. Schallenberger	13,800	—	25,000	(a)	—		38,800
Kevin D. Brandt	12,189	—	—		447,846	(b)	460,035

(a)	Prior to his employment, effective December 29, 2022, we entered into a two-month consulting agreement with Mr. Schallenberger, pursuant to which we agreed to pay $25,000 as an up-front payment for services to be rendered and an additional $25,000 upon completion of the project contemplated therein, which final payment was made in 2024.

(b)	Severance payments to Mr. Brandt include $431,600 of accrued salary and $16,246 of accrued COBRA reimbursements.

(6)	Mr. Brandt’s employment terminated effective August 16, 2024 in connection with the elimination of his position. In connection with his termination and pursuant to the terms of his employment agreement with the Company, we entered into a separation agreement with Mr. Brandt, pursuant to which, and in exchange for his execution and non-revocation of a general release of claims against the Company and its subsidiaries and affiliates and his compliance with certain covenants contained in his employment agreement and the separation agreement, he was entitled to receive: (i) continuing severance pay at a rate equal to his base salary for 12 months from the date of termination of employment, less all required tax withholdings and other applicable deductions, payable in accordance with our standard payroll procedures, and (ii) if timely elected, payment of COBRA continuation coverage premiums for up to 12 months. Amounts accrued thereunder are described in footnote (5) above.

Executive Employment and Other Agreements

Executive Employment Agreements

Effective October 7, 2019, we entered into an employment agreement with Sean E. Browne, our President and Chief Executive Officer, which provides for an initial annual base salary of $600,000 (which was subsequently increased to $624,000 in February 2024) and a target annual bonus opportunity equal to 100% of his annual base salary. We agreed to reimburse his reasonable travel and business expenses. Our agreement with Mr. Browne also contains standard confidentiality, non-competition, non-solicitation and assignment of intellectual property provisions, as well as standard severance and change in control provisions. Effective November 7, 2024, we entered into an amendment to Mr. Browne’s employment agreement to make certain changes to the provisions regarding termination by the Company without “cause” or by Mr. Browne for “good reason” in connection with or within 12 months after a “change in control” (as such terms are defined in the agreement) and the definition of “change in control”. The severance and change in control provisions, as amended, are described under “—Potential Payments upon Termination or Change in Control.”

Effective June 1, 2022, we entered into an employment agreement with Scott C. Neils, our Chief Financial Officer, which provides for an initial annual base salary of $400,000 (which was subsequently increased to $416,000 in February 2024) and a target annual bonus opportunity equal to 50% of his annual base salary. Our agreement with Mr. Neils also contains standard confidentiality, non-competition, non-solicitation and assignment of intellectual property provisions, as well as standard severance and change in control provisions, which are described under “—Potential Payments upon Termination or Change in Control.”

Effective January 16, 2023, we entered into an employment agreement with Mark A. Schallenberger, our then Chief Operations Officer, which provides for an annual base salary of $400,000 (which was subsequently increased to $416,000 in February 2024) and a target annual bonus opportunity equal to 50% of his annual base salary. Our agreement with Mr. Schallenberger also contains standard confidentiality, non-competition, non-solicitation and assignment of intellectual property provisions, as well as standard severance and change in control provisions, which are described under “—Potential Payments upon Termination or Change in Control.”

Consulting Agreement with Mark A. Schallenberger

Prior to his employment as our Chief Operations Officer, we entered into a two-month consulting agreement with Mark A. Schallenberger, effective as of December 29, 2022. Pursuant to the consulting agreement, we agreed to pay Mr. Schallenberger $25,000 as an up-front payment for services to be rendered and an additional $25,000 upon completion of the project contemplated therein, which final payment was made in 2024. The consulting agreement terminated in accordance with its terms

Former Chief Commercial Officer Employment Agreement and Separation Agreement

Effective July 9, 2018, we entered into an employment agreement with Kevin D. Brandt, our former Chief Commercial Officer, which provided for an initial annual base salary of $400,000 (which was subsequently increased to $431,600 in February 2024) and a target annual bonus equal to 50% of his annual base salary. The agreement also provided that Mr. Brandt was eligible to receive an annual equity award, subject to the approval of the Board, provided that the grant value of such equity award was not less than 50% of his annual base salary. This agreement contained standard confidentiality, non-competition, non-solicitation, and assignment of intellectual property provisions, as well as standard severance and change in control provisions, which are described under “—Potential Payments upon Termination or Change in Control.” Mr. Brandt’s employment agreement terminated effective August 16, 2024 in connection with the elimination of his position.

In connection with his termination and pursuant to the terms of his employment agreement, we entered into a separation agreement with Mr. Brandt, pursuant to which, and in exchange for his execution and non-revocation of a general release of claims against us and his compliance with certain covenants contained in his employment agreement and the separation agreement, he is entitled to receive: (i) continuing severance pay at a rate equal to his base salary for 12 months from the date of termination of employment, less all required tax withholdings and other applicable deductions, payable in accordance with our standard payroll procedures, and (ii) payment of COBRA continuation coverage premiums for up to 12 months. The separation agreement also includes customary non-disparagement and confidentiality undertakings by Mr. Brandt.

Indemnification Agreements

We have entered into indemnification agreements with our executive officers that require us to indemnify them against certain liabilities that may arise by reason of their status or service as directors or executive officers to the fullest extent permitted by applicable law.

401(k) Retirement Plan

We have a 401(k) plan for our employees. The 401(k) plan is a defined contribution plan covering substantially all of our employees. Employees are eligible to participate in the plan on the first day of any month after starting employment. Employees are allowed to contribute a percentage of their wages to the 401(k) plan, subject to statutorily prescribed limits and are subject to a discretionary employer match of 100% of their wage deferrals not in excess of 4% of their wages.

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Outstanding Equity Awards at Fiscal Year-End

The table below provides information regarding unexercised option awards and unvested stock awards held by each of our named executive officers that remained outstanding at our fiscal year-end, December 31, 2024. All of the outstanding equity awards described below were either granted under the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan or the 2018 Plan.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price	Option Expiration Date(2)	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested(3)
Sean E. Browne
PSUs(4)	04/03/2024	—	—	$—	—	365,816	$160,959
RSUs(5)	08/15/2023	—	—	—	—	130,662	57,491
DSUs(6)	04/03/2024	—	—	—	—	731,632	321,918
Stock Options	10/15/2019	329,044	—	2.70	10/15/2029	—	—
	11/15/2020	1,468,859	—	1.26	11/15/2030	—	—
	08/15/2023	63,516	139,736	1.20	08/15/2033	—	—
Scott C. Neils
PSUs(4)	04/03/2024	—	—	—	—	88,776	39,061
RSUs(5)	08/15/2020	—	—	—	—	19,532	8,594
	01/15/2022	—	—	—	—	44,492	19,576
	08/15/2022	—	—	—	—	125,948	55,417
	08/15/2023	—	—	—	—	87,108	38,328
DSUs(6)	04/03/2024	—	—	—	—	177,551	78,122
Stock Options	11/15/2019	20,508	—	1.80	11/15/2029	—	—
	08/15/2021	78,125	18,029	1.27	08/15/2031	—	—
	01/15/2022	75,050	34,114	0.648	01/15/2032	—	—
	08/15/2023	42,344	93,157	1.20	08/15/2033	—	—
Mark A. Schallenberger
PSUs(4)	04/03/2024	—	—	—	—	86,735	38,163
RSUs(5)	02/15/2023	—	—	—	—	66,750	29,370
	08/15/2023	—	—	—	—	87,108	38,328
DSUs(6)	04/03/2024	—	—	—	—	173,469	76,326
Stock Options	02/15/2023	45,937	59,063	0.77	02/15/2033	—	—
	08/15/2023	42,344	93,157	1.20	08/15/2033	—	—
Kevin D. Brandt	—	—	—	—	—	—	—

___________________

(1)	All stock options vest over a four-year period, with 25% of the underlying shares vesting on the one-year anniversary of the grant date and the remaining 75% of such shares over the three-year period thereafter in 12 as nearly equal as possible quarterly installments. Options will vest in full immediately if they are not continued, assumed or substituted with equivalent awards upon a change in control or in the event of a termination of employment up to one year following a change in control, and a pro rata percentage will vest immediately if the executive dies.

(2)	All options awards have a 10-year term but may terminate earlier if the recipient’s employment or service relationship with the Company terminates.

(3)	Based on the closing price of our common stock on December 31, 2024 ($0.44), as reported by the NYSE American.

(4)	All PSU awards will vest, if at all, solely based on the accomplishment of the performance goal established for the three-year performance period, which will end on December 31, 2026. In addition, the PSU awards will vest earlier upon certain terminations of employment and upon a change in control if the award is not continued, assumed, or substituted with equivalent awards by the successor entity. Amounts reported represent the number of PSU awards that were in progress based on threshold levels of performance through December 31, 2026.

(5)	All RSU awards vest in nearly equal installments annually over a four-year period beginning on the one-year anniversary of the grant date. RSU awards will vest in full immediately if they are not continued, assumed or substituted with equivalent awards upon a change in control or in the event of a termination of employment up to one year following a change in control, and a pro rata percentage will vest immediately if the executive dies.

(6)	All DSU awards vest in nearly equal installments annually over a four-year period beginning on the one-year anniversary of the grant date. DSU awards will vest in full immediately if they are not continued, assumed or substituted with equivalent awards upon a change in control or in the event of a termination of employment up to one year following a change in control, and a pro rata percentage will vest immediately if the executive dies.

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Policies and Practices Related to the Grant of Certain Equity Awards Close to Time to the Release of Material Nonpublic Information

During 2024, we did not grant any stock options or similar awards as part of our equity compensation program. Our 2024 equity compensation program for executives consisted of a mix of PSU and DSU awards. With respect to the timing equity awards, for 2024, we determined to make annual executive equity grants during the first quarter of the year on the third trading day after the filing of our annual report on Form 10-K for the prior year to ensure these grants do not occur prior or close in time to the release of material nonpublic information. Our practice with respect to the timing of annual non-employee director equity grants is to approve such grants after our annual meeting of stockholders with a grant date of August 15 of such year, assuming the annual meeting occurs prior to such date. This timing is dependent upon a sufficient number of shares of our common stock reserved under our stockholder-approved equity plan. If there is an insufficient number of shares of our common stock reserved under our stockholder-approved equity plan, then the timing of our equity grants typically is delayed until shortly after stockholder approval of a new equity plan or an increase in the share reserve under the existing plan. If stock options or similar awards are granted in the future, we intend to not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and not time the public release of such information based on stock option grant dates.

Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan

In 2023, the Board and our stockholders approved and adopted the 2023 Plan. The purpose of the 2023 Plan is to advance the interests of the Company and our stockholders by enabling us to attract and retain qualified individuals to perform services, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of our company and increases in stockholder value, and provide opportunities for equity participation that align the interests of participants with those of our stockholders.

The 2023 Plan replaced the 2018 Plan. However, the terms of the 2018 Plan continue to govern awards outstanding under the 2018 Plan until exercised, expired, paid, or otherwise terminated or canceled.

The 2023 Plan permits the Board, or a committee or subcommittee thereof, to grant to eligible employees, non-employee directors, and consultants of the Company non-statutory and incentive stock options, stock appreciation rights, restricted stock awards, RSUs, DSUs, performance awards (including PSUs), non-employee director awards, and other stock-based awards. Subject to adjustment, including the share increase described under “Proposal Three— Approval of Amendment to Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan,” the maximum number of shares of our common stock authorized for issuance under the 2023 Plan is 19,881,902 shares. To date, we have granted stock options, RSUs, DSUs and PSUs under the 2023 Plan. As of December 31, 2024, 5,618,848 shares of our common stock remained available for issuance under the 2023 Plan.

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Potential Payments upon Termination or Change in Control

Executive Employment Agreements

The employment agreements with our executive officers contain severance provisions, including in connection with a change in control. The receipt of any severance by the executive officers is conditioned upon the execution of a release of claims. Under the terms of the employment agreements we have entered into with our named executive officers, if the executive’s employment is terminated by us without “cause” (as defined in the agreement), the executive will be entitled to receive a severance payment equal to 12 months of his annual base salary, payable as salary continuation, reimbursement of COBRA payments for up to 12 months, and the prorated amount of any unpaid bonus for the calendar year in which his termination of employment occurs, if earned pursuant to the terms thereof.

Under the terms of our amended employment agreement with Mr. Browne, if his employment is terminated by us without “cause” or by him for “good reason” in connection with or within 12 months after a “change in control” (as such terms are defined in the agreement), he will be entitled to receive (i) a lump-sum severance payment equal to 1.5 times the sum of his base salary plus his annual target bonus; and (ii) if timely elected, payment of COBRA continuation coverage premiums for up to 18 months. Under the terms of our employment agreements with our other named executive officers, if the executive’s employment is terminated by us without “cause” or by the executive for “good reason” in connection with or within 12 months after a “change in control” (as such terms are defined in the agreement), the executive’s severance payment, as previously described, will be paid in one lump sum.

Mr. Brandt’s employment terminated effective August 16, 2024 in connection with the elimination of his position. In connection with his termination and pursuant to the terms of his employment agreement, we entered into a separation agreement with Mr. Brandt, pursuant to which, and in exchange for his execution and non-revocation of a general release of claims against us and his compliance with certain covenants contained in his employment agreement and the separation agreement, he is entitled to receive: (i) continuing severance pay at a rate equal to his base salary for 12 months from the date of termination of employment, less all required tax withholdings and other applicable deductions, payable in accordance with our standard payroll procedures, and (ii) payment of COBRA continuation coverage premiums for up to 12 months. The separation agreement also includes customary non-disparagement and confidentiality undertakings by Mr. Brandt.

Equity Award Agreements

All equity awards held by our named executive officers have been granted under 2018 Plan or the 2023 Plan. Under the terms of the 2018 Plan and the 2023 Plan and the award agreements governing these awards, if an executive’s employment or other service with us is terminated for cause, then all outstanding awards held by such executive will be terminated and forfeited. In the event an executive’s employment or other service with us is terminated by reason of death, then:

●	All outstanding stock options will vest and become exercisable immediately as to a pro rata percentage of the unvested portion of the option scheduled to vest on the next applicable vesting date, and the vested portion of the options will remain exercisable for a period of one year after the date of such termination (but in no event after the expiration date).

●	The outstanding unvested RSU awards will vest and become immediately issuable as to a pro rata percentage of the unvested portion of the RSU awards scheduled to vest on the next applicable vesting date and the unvested portion of the RSU awards will terminate.

●	A pro rata percentage of the outstanding unvested DSU awards scheduled to vest on the next applicable vesting date will become immediately vested and settled in shares of common stock.

●	If the executive dies within one year of the grant date, the outstanding unvested PSU awards will terminate, and if the executive dies one year or more after the grant date, the PSU awards will become immediately vested with respect to that number of underlying shares of common stock subject to the PSU awards the rights to which would have vested based on the assumption that the performance goal was satisfied at the target level, prorated for the number of full months of the executive’s employment, and such vested PSU awards will be settled in shares of common stock.

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In the event an executive’s employment or other service with us is terminated by reason of disability, then:

●	All outstanding stock options will remain exercisable to the extent exercisable on the termination date for a period of one year after the date of such termination (but in no event after the expiration date).

●	All outstanding unvested RSU awards will terminate.

●	All outstanding unvested DSU awards will terminate.

●	If the executive’s employment terminates by reason of disability within one year of the grant date, the outstanding unvested PSU awards will terminate, and if the executive’s employment terminates by reason of disability one year or more after the grant date, the PSU awards will become immediately vested with respect to that number of underlying shares of common stock subject to the PSU awards the rights to which would have vested based on the assumption that the performance goal was satisfied at the target level, prorated for the number of full months of the executive’s employment, and such vested PSU awards will be settled in shares of common stock.

In the event an executive’s employment or other service with us is terminated for any other reason, then:

●	All outstanding stock options will remain exercisable to the extent exercisable on the termination date for a period of 90 days after the date of such termination (but in no event after the expiration date).

●	All outstanding unvested RSU awards will terminate.

●	All outstanding unvested DSU awards will terminate.

●	All outstanding unvested PSU awards will terminate.

In addition, the equity award agreements governing the equity awards held by our named executive officers contain “change in control” provisions. Under the award agreements, without limiting the authority of the Compensation Committee to adjust awards, if a “change in control” of the Company (as defined in the 2018 Plan and the 2023 Plan) occurs, then, unless otherwise provided in the award or other agreement, if an award is continued, assumed, or substituted by the successor entity, the award will not vest or lapse solely as a result of the change in control but will instead remain outstanding under the terms pursuant to which it has been continued, assumed, or substituted and will continue to vest or lapse pursuant to such terms. If the award is continued, assumed, or substituted by the successor entity and within one year following the change in control, the executive is either terminated by the successor entity without “cause” or, if the executive resigns for “good reason,” each as defined in the award agreement, then the outstanding option will vest and become immediately exercisable as of the termination or resignation and will remain exercisable until the earlier of the expiration of its full specified term or the first anniversary of the date of such termination or resignation, and the outstanding RSU, DSU or PSU award will be fully vested and will be converted into shares of our common stock immediately thereafter. If an award is not continued, assumed, or substituted by the successor entity, then the outstanding option will be fully vested and exercisable, and the Compensation Committee will either give the executive a reasonable opportunity to exercise the option prior to the change in control transaction or will pay the difference between the exercise price of the option and the per share consideration paid to similarly situated stockholders. Under these conditions, the outstanding RSU or DSU or award will be fully vested and will be converted into shares of our common stock immediately thereafter, and the PSU awards will become earned and paid out based on the transaction value as provided in the change in control transaction or as provided in the agreement.

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Pay Versus Performance Disclosure

Pay Versus Performance Table

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of SEC Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our NEOs, within the meaning of such rules, and certain financial performance measures of our Company. The table below provides information regarding compensation actually paid to our CEO, our principal executive officer, and average compensation actually paid to our other non-PEO named executive officers during each of the past three fiscal years, as well as our total stockholder return and net income (loss) for each of the past three fiscal years.

Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(4) ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(5)(6) ($)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(7) ($)	Net Income (Loss)(8) ($)
2024	2,461,736	151,240	997,723	(20,190)	78.57	(16,449)
2023	1,712,158	2,367,852	1,060,996	1,244,649	201.78	660
2022	1,060,562	1,234,277	772,515	829,884	117.86	(8,485)

(1)	Amounts reported represent the Summary Compensation Table total for our CEO for each of the years presented. See “Executive Compensation—Summary Compensation Table.”

(2)	Amounts reported represent compensation actually paid to our CEO for each of the years presented. The dollar amounts in this column do not reflect the actual amount of compensation earned by or paid to our CEO during the applicable year.

(3)	Compensation actually paid to our PEO consists of the following amounts deducted from or added to the Summary Compensation Table total for our CEO for each of the years presented:

PEO
Summary Compensation Table Total for 2024	$2,461,736
Deduct: Stock awards(a)	1,807,132
Deduct: Option awards(b)	0
Add: Year-end value of equity awards granted during the year that are outstanding and unvested(c)	321,918
Add: Change in fair value of equity awards granted in prior years that are outstanding and unvested(d)	(178,969)
Add: Change in fair value of equity awards granted in prior years that vested during the year(e)	(646,313)
Add: Value of dividend equivalents accrued on equity awards during the year	0
Compensation Actually Paid for 2024	151,240

Summary Compensation Table Total for 2023	$1,712,158
Deduct: Stock awards(a)	209,059
Deduct: Option awards(b)	209,266
Add: Year-end value of equity awards granted during the year that are outstanding and unvested(c)	381,459
Add: Change in fair value of equity awards granted in prior years that are outstanding and unvested(d)	346,348
Add: Change in fair value of equity awards granted in prior years that vested during the year(e)	346,212
Add: Value of dividend equivalents accrued on equity awards during the year	0
Compensation Actually Paid for 2023	2,367,852

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PEO
Summary Compensation Table Total for 2022	$1,060,562
Deduct: Stock awards(a)	0
Deduct: Option awards(b)	0
Add: Year-end value of equity awards granted during the year that are outstanding and unvested(c)	0
Add: Change in fair value of equity awards granted in prior years that are outstanding and unvested(d)	118,202
Add: Change in fair value of equity awards granted in prior years that vested during the year(e)	55,513
Add: Value of dividend equivalents accrued on equity awards during the year	0
Compensation Actually Paid for 2022	1,234,277

(a)	Represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.

(b)	Represents the total of the amounts reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.

(c)	Represents the year-end value of equity awards granted during the applicable year that are outstanding and unvested as of the end of such applicable year.

(d)	Represents the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that are outstanding and unvested as of the end of such applicable year.

(e)	Represents the amount of change as of the vesting date (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that vested during the applicable year.

Since we do not have a pension plan, all of the foregoing adjustments are equity award adjustments for each applicable year and include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of such applicable year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that are outstanding and unvested as of the end of such applicable year; (iii) for equity awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for equity awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for equity awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on equity awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for such applicable year. Adjustments as provided in clauses (iii) and (vi) are inapplicable for all of the years presented in the table.

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The value of RSU awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case based on the closing sale price of our common stock, as reported by the NYSE American. The value of PSU awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case assuming target performance and based on our Monte Carlo simulation, the assumptions of which are described in Note 12 to our consolidated financial statements included in our Annual Report on Form 10 K for the year ended December 31, 2024. The value of option awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case based on our Black-Scholes option pricing model, the assumptions of which are described in Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

(4)	Average Summary Compensation Table total for non-PEO named executive officers reflects the average Summary Compensation Table total for Scott C. Neils, Mark A. Schallenberger and Kevin D. Brandt for 2024, Kevin D. Brandt and Mark A. Schallenberger for 2023, and Kevin D. Brandt and Scott C. Neils for 2022.

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(5)	The amounts in this column represent the average compensation actually paid to the non-PEOs for each of the years presented. The dollar amounts in this column do not reflect the actual average amount of compensation earned by or paid to the non-PEOs during the applicable year.

(6)	Average compensation actually paid to non-PEO named executive officers reflects the average compensation actually paid to Scott C. Neils, Mark A. Schallenberger and Kevin D. Brandt for 2024, Kevin D. Brandt and Mark A. Schallenberger for 2023, and Kevin D. Brandt and Scott C. Neils for 2022, and consists of the following average amounts deducted from and added to the average Summary Compensation Table total for the non-PEO named executive officers for each of the years presented:

Average Non-PEO Named Executive Officers
Average Summary Compensation Table Total for 2024	$997,723
Deduct: Average stock awards(a)	440,672
Deduct: Average option awards(b)	0
Add: Average year-end value of equity awards granted during the year that are outstanding and unvested(c)	51,483
Add: Average change in fair value of equity awards granted in prior years that are outstanding and unvested(d)	(164,116)
Add: Average change in fair value of equity awards granted in prior years that vested during the year(e)	(50,094)
Deduct: Average fair value of equity awards granted in prior years that fail to meet the applicable vesting conditions during the year(f)	414,514
Add: Average value of dividend equivalents accrued on equity awards during the year	0
Average Compensation Actually Paid for 2024	(20,190)

Average Summary Compensation Table Total for 2023	$1,060,996
Deduct: Average stock awards(a)	174,872
Deduct: Average option awards(b)	176,503
Add: Average year-end value of equity awards granted during the year that are outstanding and unvested(c)	382,803
Add: Average change in fair value of equity awards granted in prior years that are outstanding and unvested(d)	94,066
Add: Average change in fair value of equity awards granted in prior years that vested during the year(e)	58,159
Add: Average value of dividend equivalents accrued on equity awards during the year	0
Average Compensation Actually Paid for 2023	1,244,649

Average Summary Compensation Table Total for 2022	$772,515
Deduct: Average stock awards(a)	200,944
Deduct: Average option awards(b)	30,014
Add: Average year-end value of equity awards granted during the year that are outstanding and unvested(c)	276,759
Add: Average change in fair value of equity awards granted in prior years that are outstanding and unvested(d)	17,538
Add: Average change in fair value of equity awards granted in prior years that vested during the year(e)	(5,970)
Add: Average value of dividend equivalents accrued on equity awards during the year	0
Average Compensation Actually Paid for 2022	829,884

(a)	Represents the average of the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.

(b)	Represents the average of the total of the amounts reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.

(c)	Represents the average of the year-end value of equity awards granted during the applicable year that are outstanding and unvested as of the end of such applicable year.

(d)	Represents the average of the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that are outstanding and unvested as of the end of such applicable year.

(e)	Represents the average of the amount of change as of the vesting date (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that vested during the applicable year.

Since we do not have a pension plan, all of the foregoing adjustments are equity award adjustments for each applicable year and include the addition (or subtraction, as applicable) of the following: (i) the average year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of such applicable year; (ii) the average amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that are outstanding and unvested as of the end of such applicable year; (iii) for equity awards that are granted and vest in the same applicable year, the average fair value as of the vesting date; (iv) for equity awards granted in prior years that vest in the applicable year, the average amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for equity awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the average fair value at the end of the prior fiscal year; and (vi) the average dollar value of any dividends or other earnings paid on equity awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for such applicable year. Adjustments as provided in clauses (iii) and (vi) are inapplicable for all of the years presented in the table.

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The value of RSU awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case based on the closing sale price of our common stock, as reported by the NYSE American. The value of PSU awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case assuming target performance and based on our Monte Carlo simulation, the assumptions of which are described in Note 12 to our consolidated financial statements included in our Annual Report on Form 10 K for the year ended December 31, 2024. The value of option awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case based on our Black-Scholes option pricing model, the assumptions of which are described in Note 12 to our consolidated financial statements included in our Annual Report on Form 10 K for the year ended December 31, 2024.

(f)	Amounts reported relate to unvested awards forfeited by Kevin D. Brandt, whose employment terminated effective August 16, 2024 in connection with the elimination of his position.

(7)	The total shareholder return is calculated by the difference between our common stock price at the end of the three-year measurement period by our stock price at the beginning of the measurement period. Because we do not pay any dividends, our total stockholder return does not assume the reinvestment of dividends.

(8)	Amounts reported represent the amount of net income (loss) reflected in our audited consolidated financial statements for the applicable year and is presented in thousands.

46

Pay Versus Performance Relationship

In accordance with Item 402(v) of SEC Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay versus Performance table above.

Compensation Actually Paid and TSR. As demonstrated by the following graph, the amount of compensation actually paid to our NEOs is aligned with our cumulative TSR over the three-year period presented in the Pay versus Performance table above. The alignment of compensation actually paid with our cumulative TSR is because a significant portion of the compensation actually paid to our NEOs is comprised of equity awards, the value of which is driven by our stock price.

Compensation Actually Paid and Net Income (Loss). As demonstrated by the following graph, the amount of compensation actually paid to our NEOs is somewhat aligned with our net income (loss) for each of the three years presented in the Pay versus Performance table.

47

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS, AND CERTAIN CONTROL PERSONS

_________________

Policies and Procedures for Review and Approval of Related Party Transactions

Pursuant to its charter, the Audit Committee reviews and approves all related party transactions and makes recommendations to the full Board regarding approval of such transactions, unless the Board specifically delegates this responsibility to the Compensation Committee. The Audit Committee reviewed the transactions described below and determined that they were fair, just, and reasonable to the Company and in the best interests of the Company and its stockholders.

Related Party Transactions

Below is a description of transactions that have occurred during the past two fiscal years, or any currently proposed transactions, to which we were or are a participant and in which:

●	the amounts involved exceeded or will exceed the lesser of: $120,000 or one percent (1%) of the average of our total assets at year end for the last two completed fiscal years; and

●	a related person (including any director, director nominee, executive officer, holder of more than 5% of our common shares or any member of their immediate family) had or will have a direct or indirect material interest.

Sale of Shares by OrbiMed and Registration Rights Agreement

On April 10, 2025, ROS Acquisition Offshore LP, OrbiMed Royalty Opportunities II, LP and Royalty Opportunities S.àr.l (together, the “OrbiMed Sellers”), each of which are affiliates of OrbiMed Advisors LLC and collectively former majority stockholders of the Company, entered into a stock purchase agreement with funds affiliated with Nantahala Capital Management, LLC (a beneficial owner of more than 5% of our common stock as of April 10, 2025), Carol Ann Vizirgianakis (the mother of Stavros G. Vizirgianakis, a director of the Company and Chair of the Board), and certain other purchasers (collectively, the “Purchasers”), pursuant to which the OrbiMed Sellers agreed to sell and sold to the Purchasers an aggregate of 73,114,592 shares of our common stock at a per share price of $0.42. We were not party to the stock purchase agreement, which was privately negotiated amongst the OrbiMed Sellers and the Purchasers. However, to facilitate the transaction, we entered into a registration rights agreement with the Purchasers pursuant to which we agreed to prepare and file a shelf resale registration statement with the SEC for purposes of registering the resale of the shares and to use commercially reasonable efforts to cause the registration statement to be declared effective by the SEC. We also agreed, among other things, to indemnify the selling stockholders from certain liabilities and to pay all fees and expenses incident to our performance of or compliance with the registration rights agreement. We filed this registration statement on May 12, 2025 and it became effective on May 19, 2025.

OrbiMed Investor Rights Agreement

Until April 15, 2025, we were party to an Investor Rights Agreement with OrbiMed Royalty Opportunities II, LP (“Royalty Opportunities”) and ROS Acquisition Offshore LP (“ROS”), which are funds affiliated with OrbiMed Advisors LLC. Under the Investor Rights Agreement, we had granted Royalty Opportunities and ROS certain governance and other rights, including director nomination rights, special approval rights, and rights of first refusal, so long as certain common stock ownership thresholds were maintained by Royalty Opportunities and ROS. As described above, effective April 15, 2025, Royalty Opportunities and ROS sold their shares of our common stock to funds affiliated with Nantahala Capital Management, LLC and certain other investors pursuant to a stock purchase agreement, resulting in OrbiMed Advisors LLC and its affiliates no longer being stockholders of the Company, based on beneficial ownership filings made with the SEC and other information available to us. After the closing of such transaction, on April 15, 2025, we provided Royalty Opportunities and ROS written notice of termination of the Investor Rights Agreement in accordance with Article IV thereof, which provided that the Investor Rights Agreement would terminate upon written notice of either the Company or Royalty Opportunities and ROS at such time as their ownership of our common stock, as a percentage of our outstanding common stock, is less than 10%.

Understanding with Nantahala Regarding Board Composition

Abhinav Jain and Tyler Lipschultz were appointed to our Board effective as of August 1, 2025 at the request of Nantahala and upon a determination by our Board that their appointment and the resulting Board composition is in the best interests of the Company and our stockholders. There is no investor rights agreement or other arrangements between us and Nantahala regarding board composition or other governance rights.

Prior Vizirgianakis Lead Investor Agreement

As described in more detail under “General Information about the Board of Directors and Corporate Governance—Termination of Investor Rights Agreement,” we were party to an agreement with Stavros G. Vizirgianakis, a director and Chair of the Board, as the lead investor of our 2022 private placement, pursuant to we agreed to provide certain director nomination rights to Mr. Vizirgianakis, which rights terminated on October 7, 2024.

Family Relationships

There are no family relationships between or among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

48

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Significant Beneficial Owners

The table below sets forth, as of September 9, 2025, information as to beneficial owners that have reported to the SEC or have otherwise advised us that they are a beneficial owner, as defined by the SEC’s rules and regulations, of more than 5% of our outstanding common stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Common Stock	Nantahala Capital Management, LLC(2) 130 Main Street, 2nd Floor New Canaan, CT 06840	68,394,000		48.9%
Common Stock	Altium Capital Management, LP(3) 152 West 57th Street, Floor 20 New York, NY 10019	14,525,511	(4)	9.9	%(4)
Common Stock	Lytton-Kambara Foundation(5) 467 Central Park West New York, NY 10025	9,463,442		6.8%
Common Stock	Stavros G. Vizirgianakis(6) 664 Cruiser Lane Belgrade, MT 59714	8,449,102		5.9%

_________________________

(1)	Percent of class is based on 140,000,485 shares of our common stock outstanding as of September 9, 2025.

(2)	Based on information contained in a Schedule 13D, as amended, filed with the SEC on August 5, 2025. Represents 68,394,000 shares of common stock beneficially owned by Nantahala Capital Partners Limited Partnership, a Massachusetts limited partnership (“NCP”) and Nantahala Capital Management, LLC, a Massachusetts limited liability company (“Nantahala”) through certain managed accounts and private funds including NCP (collectively, the “Nantahala Investors”). Nantahala serves as General Partner, Investment Manager, or Sub-Advisor to the Nantahala Investors. Wilmot B. Harkey and Daniel Mack are the principals and managing members of Nantahala. Mr. Harkey and Mr. Mack may be deemed, pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended, to be beneficial owners all of the shares of Common Stock held by the Nantahala Investors. Mr. Harkey and Mr. Mack have shared dispositive power and voting power over the shares.

(3)	Based on information contained in a Schedule 13G filed with the SEC on February 13, 2024 and other information known to the Company. Altium Growth Fund, LP (the “Fund”), Altium Capital Management, LP, and Altium Growth GP, LLC each have shared dispositive power and voting power over the shares. The Fund is the record and direct beneficial owner of the shares. Altium Capital Management, LP is the investment adviser of, and may be deemed to beneficially own the shares owned by the Fund. Altium Growth GP, LLC is the general partner of, and may be deemed to beneficially own the shares owned by the Fund. The number of shares consists of 8,027,593 shares of our common stock and 6,497,918 shares of our common stock issuable upon exercise of a warrant (the “Investor Warrant”).

(4)	While the total number of shares of our common stock issuable upon exercise of the Investor Warrant is reflected in this table, the Fund is not permitted to exercise such Investor Warrant to the extent that such exercise would result in the Fund and its affiliates beneficially owning more than 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of such warrants. The Fund has the right to increase this beneficial ownership limitation in its discretion on 61 days’ prior written notice to us.

(5)	Based on information contained in a Schedule 13G filed with the SEC on April 16, 2025. Represents 9,463,442 shares of our common stock held by Lytton-Kambara Foundation. Laurence Lytton has voting and investment control over the shares of our common stock held by the Lytton-Kambara Foundation.

(6)	Based in part on information contained in a Schedule 13D filed with the SEC on September 6, 2022 and other information available to the Company. The number of shares consists of 5,995,355 shares of our common stock, 966,418 shares of vested DSUs, 42,345 shares of our common stock issuable upon exercise of options and 1,444,984 shares of our common stock issuable upon exercise of warrants.

49

Security Ownership of Management

The table below sets forth information relating to the beneficial ownership of our common stock as of September 9, 2025, by:

●	each of our directors;

●	each of our named executive officers; and

●	all directors and executive officers as a group.

The number of shares beneficially owned by each person is determined in accordance with the SEC’s rules and regulations, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC’s rules and regulations, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of September 9, 2025, through the exercise of any stock option, warrants, or other rights or the vesting of any RSU and DSU awards. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 140,000,485 shares of our common stock outstanding as of September 9, 2025. Shares of our common stock that a person has the right to acquire within 60 days of September 9, 2025, are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Common Stock	John K. Bakewell	784,118	*
Common Stock	Jonn R. Beeson	1,656,711	1.2%
Common Stock	Sean E. Browne	3,444,034	2.4%
Common Stock	Abhinav Jain	0	*
Common Stock	Tyler P. Lipschultz	0	*
Common Stock	Stavros G. Vizirgianakis(2)	8,449,102	5.9%
Common Stock	Scott C. Neils	598,472	*
Common Stock	Mark A. Schallenberger	279,314	*
Common Stock	Kevin D. Brandt(3)	337,883
Common Stock	All current executive officers and directors as a group (8 persons) (3)	15,211,751	10.4%

*	Less than 1% of outstanding shares of common stock.

(1)	Includes for the persons listed below the following shares subject to warrants, options, RSUs and DSUs held by that person that are currently exercisable or become exercisable within 60 days of September 9, 2025:

Name	Warrants	Options	DSUs and RSUs
John K. Bakewell	—	28,230	307,342
Jonn R. Beeson	253,818	28,230	307,342
Sean E. Browne	—	1,899,529	182,908
Abhinav Jain	—	—	—
Tyler P. Lipschultz	—	—	—
Stavros G. Vizirgianakis	1,444,984	42,345	966,418
Scott C. Neils	—	286,753	44,388
Mark A. Schallenberger	—	133,375	43,367
Kevin D. Brandt	—	—	—
All current directors and executive officers as a group (8 persons)	1,698,802	2,418,462	1,851,765

(2)	Based in part on information contained in a Schedule 13D filed with the SEC on September 6, 2022 and other information available to the Company. The number of shares consists of 5,995,355 shares of our common stock, 966,418 shares of vested DSUs, 42,345 shares of our common stock issuable upon exercise of options and 1,444,984 shares of our common stock issuable upon exercise of warrants.

(3)	Mr. Brandt’s employment terminated effective August 16, 2024 in connection with the elimination of his position. He is included in this table as a named executive officer but is not a current executive officer.

50

Clawback Policy

Effective as of October 1, 2023, we adopted a clawback policy to provide for a mandatory clawback of incentive compensation paid to current and former executives under certain circumstances in the event a financial metric used to determine the vesting or payment of incentive compensation to an executive was calculated incorrectly and resulted in a financial restatement. This policy complies with SEC and NYSE American rules adopted pursuant to the Dodd-Frank Wall Street and Consumer Protection Act.

Anti-Hedging and Anti-Pledging Policy

Our insider trading policy prohibits all directors, and officers and employees of the Company, their family members and members of their households, and entities (such as trusts, partnerships, corporations and investment clubs) over which such directors, officers and employees of the Company have or share voting or investment control from engaging in any of the following transactions at any time (even if the individual involved is not in the possession of material, non-public information): (a) short sales of the Company’s securities, including without limitation “sales against the box” (sales with delayed delivery); and (b) buying or selling puts, calls or other derivative securities relating to the Company’s securities. In addition, the policy prohibits all directors and officers who are subject to the reporting and liability provisions of Section 16 of the Exchange Act from pledging the Company’s securities as collateral for a loan.

The information contained in this “Anti-Hedging and Anti-Pledging Policy” section shall not be deemed to be “soliciting material” or to be “filed” with the SEC, or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

51

ADDITIONAL INFORMATION

Stockholder Proposals and Director Nominations

Proposals by stockholders that are submitted for inclusion in our proxy statement for our 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) must follow the procedures set forth in Rule 14a-8 under the Exchange Act and our Bylaws. To be timely under Rule 14a-8, stockholder proposals must be received by our Corporate Secretary at Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714 by 5:00 p.m., Mountain Time, on May 18, 2026. However, if the date of the 2026 Annual Meeting is changed by more than 30 days from the first anniversary of the date of the 2025 Annual Meeting, the deadline will instead be a reasonable time before we begin to print and mail the proxy statement for the 2026 Annual Meeting.

Our Bylaws also establish an advance notice procedure with regard to nominations of persons for election to the Board and stockholder proposals to be brought before an annual meeting. Stockholder proposals and nominations may not be brought before an annual meeting unless, among other things, the stockholder’s submission contained certain information concerning the proposal or the nominee, as the case may be, and other information specified in our Bylaws. Proposals or nominations not meeting these requirements will not be entertained at an annual meeting.

Stockholder proposals and nominations may not be brought before the 2025 Annual Meeting unless, among other things, the stockholder’s submission contains certain information concerning the proposal or the nominee, as the case may be, and other information specified in our Bylaws, and the stockholder’s submission is received by us no earlier than 5:00 p.m., Mountain Time, on July 10, 2026 and no later than 5:00 p.m., Mountain Time, on August 9, 2026. However, if the date of the 2025 Annual Meeting is changed by more than 30 days before or more than 70 days after the first anniversary of the date of the 2025 Annual Meeting, notice by the stockholder must be delivered not earlier than 5:00 p.m., Mountain Time, on the 120th day prior to the 2026 Annual Meeting and not later than 5:00 p.m., Mountain Time, on the later of the 90th day prior to the 2026 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is first made by the Company. Proposals or nominations not meeting these requirements will not be entertained at the 2026 Annual Meeting. In addition, if applicable, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2026 Annual Meeting must give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2026 Annual Meeting. This notice must be submitted by the same deadline as disclosed above under the advance notice provisions of our Bylaws and must include the information in the notice required by our Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act, including providing a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees, as required by Rule 14a-19(b).

Stockholders recommending candidates for consideration by the Board must provide the candidate’s name, biographical data, qualifications, and certain other information. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. These requirements are separate from, and in addition to, the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the proxy statement.

We encourage stockholders who wish to submit a proposal or nomination to seek independent counsel. The Company will not consider any proposal or nomination that is not timely or otherwise does not meet our Bylaws and SEC requirements. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Householding Information

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This delivery method is referred to as “householding” and can result in cost savings for us. To take advantage of this opportunity, we may deliver a single proxy statement to multiple stockholders who share an address unless we have received contrary instructions. We will deliver upon oral or written request a separate copy of our proxy statement to any stockholder of a shared address to which a single copy of our proxy statement was delivered. If you prefer to receive separate copies of our proxy statement, either now or in the future, or if you currently are a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy statements for your household, please call us at (406) 388-0480 or send your request in writing to us at the following address: 664 Cruiser Lane, Belgrade, Montana 59714, Attention: Corporate Secretary.

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Incorporation by Reference

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act or the Exchange Act, which might incorporate future filings made by us under those statutes, the Audit Committee Report under “Proposal Two. Ratification of Appointment of Independent Registered Public Accounting Firm—Audit Committee Report,” the pay versus performance information under “Executive Compensation—Pay Versus Performance Disclosure” and the anti-hedging and anti-pledging information under “Security Ownership of Certain Beneficial Owners and Management—Anti-Hedging and Anti-Pledging Policy” will not be deemed to be “soliciting material” or to be “filed” with the SEC, or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, nor shall they be incorporated by reference into any filing under the Securities Act or the Exchange Act. In addition, information on our website, other than this proxy statement, notice, and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

Copies of 2024 Annual Report

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is being sent along with this proxy statement. The 2024 Annual Report is also available on our website at www.xtantmedical.com.

Your vote is important. Please promptly vote your shares of our common stock by stock by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating, and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

Stavros G. Vizirgianakis
Chair of the Board

Belgrade, Montana

September 15, 2025

53

XTANT MEDICAL HOLDINGS, INC.

2023 AMENDED AND RESTATED EQUITY INCENTIVE PLAN

(As Proposed to Be Amended on November 7, 2025)

Table of Contents

1.	Purpose of Plan.	1
2.	Definitions.	1
3.	Plan Administration.	6
4.	Shares Available for Issuance.	8
5.	Participation.	10
6.	Options.	10
7.	Stock Appreciation Rights.	12
8.	Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units.	13
9.	Performance Awards.	14
10.	Non-Employee Director Awards.	16
11.	Other Stock-Based Awards.	17
12.	Dividend Equivalents.	17
13.	Effect of Termination of Employment or Other Service.	17
14.	Payment of Withholding Taxes.	20
15.	Change in Control.	21
16.	Rights of Eligible Recipients and Participants; Transferability.	23
17.	Securities Law and Other Restrictions.	24
18.	Deferred Compensation; Compliance with Section 409A.	25
19.	Amendment, Modification and Termination.	25
20.	Substituted Awards.	26
21.	Duration of this Plan.	26
22.	Miscellaneous.	26

XTANT MEDICAL HOLDINGS, inc.

2023 AMENDED AND RESTATED EQUITY INCENTIVE PLAN

(As Proposed to Be Amended on November 7, 2025)

1. Purpose of Plan.

The purpose of the Xtant Medical Holdings, Inc. 2023 Amended and Restated Equity Incentive Plan (this “Plan”) is to advance the interests of Xtant Medical Holdings, Inc., a Delaware corporation (the “Company”), and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals to perform services for the Company and its Subsidiaries, providing incentive compensation for such individuals that is linked to the growth and profitability of the Company and increases in stockholder value and aligning the interests of such individuals with the interests of its stockholders through opportunities for equity participation in the Company. This Plan replaced the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan (as amended and restated, the “Prior Plan”). The original version of this Plan initially became effective upon its approval by the Company’s stockholders on July 26, 2023. This Plan has been approved by the Board and shall become effective upon approval by the stockholders of the Company on November 7, 2025.

2. Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires. Terms defined elsewhere in this Plan will have the same meaning throughout this Plan.

2.1 “Adverse Action” means any action or conduct by a Participant that the Committee, in its sole discretion, determines to be injurious, detrimental, prejudicial or adverse to the interests of the Company or any Subsidiary, including: (a) disclosing confidential information of the Company or any Subsidiary to any person not authorized by the Company or Subsidiary to receive it, (b) engaging, directly or indirectly, in any commercial activity that in the judgment of the Committee competes with the business of the Company or any Subsidiary or (c) interfering with the relationships of the Company or any Subsidiary and their respective employees, independent contractors, customers, prospective customers and vendors.

2.2 “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” will have the meaning given such term under Rule 405 of the Securities Act.

2.3 “Applicable Law” means any applicable law, including without limitation, (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange, national market system or automated quotation system on which the shares of Common Stock are listed, quoted or traded.

2.4 “Award” means, individually or collectively, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Deferred Stock Unit, Performance Award, Non-Employee Director Award, or Other Stock-Based Award, in each case granted to an Eligible Recipient pursuant to this Plan.

2.5 “Award Agreement” means either: (a) a written or electronic (as provided in Section 22.7) agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic (as provided in Section 22.7) statement issued by the Company to a Participant describing the terms and provisions of such an Award, including any amendment or modification thereof.

2.6 “Board” means the Board of Directors of the Company.

2.7 “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of Common Stock to pay all or a portion of the exercise price of the Option or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver shares of Common Stock to be issued upon such exercise directly to such broker or dealer or its nominee.

2.8 “Cause” means, unless otherwise provided in an Award Agreement, (a) “Cause” as defined in any employment, consulting, severance or similar agreement between the Participant and the Company or one of its Subsidiaries or Affiliates (an “Individual Agreement”), or (b) if there is no such Individual Agreement or if it does not define Cause: (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary; (ii) any unlawful or criminal activity of a serious nature; (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties; (iv) any material breach by a Participant of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary; or (v) before a Change in Control, such other events as will be determined by the Committee. Before a Change in Control, the Committee will, unless otherwise provided in an Individual Agreement, have the sole discretion to determine whether “Cause” exists with respect to subclauses (i), (ii), (iii), (iv) or (v) above, and its determination will be final.

2.9 “Change in Control” means, unless otherwise provided in an Award Agreement or any Individual Agreement, and except as provided in Section 18, an event described in Section 15.1 of this Plan.

2.10 “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be deemed to include a reference to any applicable regulations thereunder and any successor or amended section of the Code.

2.11 “Committee” means the Board or, if the Board so delegates, the Compensation Committee of the Board or a subcommittee thereof, or any other committee delegated authority by the Board to administer this Plan. If the Board determines appropriate, such committee may be comprised solely of directors designated by the Board to administer this Plan who are (a) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, and (b) “independent directors” within the meaning of the rules of the NYSE American (or other applicable exchange or market on which the Common Stock may be traded or quoted). The members of the Committee will be appointed from time to time by and will serve at the discretion of the Board. Any action duly taken by the Committee will be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements of membership provided herein.

2.12 “Common Stock” means the common stock of the Company, par value $0.000001 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.4 of this Plan.

2.13 “Company” means Xtant Medical Holdings, Inc., a Delaware corporation, and any successor thereto as provided in Section 22.5 of this Plan.

2.14 “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or any Subsidiary that: (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

2

2.15 “Deferred Stock Unit” means a right granted to an Eligible Recipient pursuant to Section 8 of this Plan to receive shares of Common Stock (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

2.16 “Director” means a member of the Board.

2.17 “Disability” means, unless otherwise provided in an Award Agreement, with respect to a Participant who is a party to an Individual Agreement, which agreement contains a definition of “disability” or “permanent disability” (or words of like import) for purposes of termination of employment thereunder by the Company, “disability” or “permanent disability” as defined in the most recent of such agreements; or in all other cases, means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

2.18 “Dividend Equivalents” has the meaning set forth in Section 3.2(l) of this Plan.

2.19 “Effective Date” means the date that this Plan is approved by the Company’s stockholders.

2.20 “Eligible Recipients” means all Employees, all Non-Employee Directors and all Consultants.

2.21 “Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or a Subsidiary on the payroll records thereof. An Employee will not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company or Subsidiary during such period. An individual will not cease to be an Employee in the case of: (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company or any Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary, as applicable, is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by a Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-Statutory Stock Option. Neither service as a Director nor payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.22 “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a section of the Exchange Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Exchange Act.

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2.23 “Fair Market Value” means, with respect to the Common Stock, as of any date a price that is based on the opening, closing, actual, high, low, or average selling prices of a share of Common Stock as reported on the NYSE American or other established stock exchange (or exchanges) or if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national exchange, then as reported by the OTC Bulletin Board, OTC Markets or other comparable quotation service, on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days that is within thirty (30) days before or after the applicable valuation date, as determined by the Committee in its discretion, provided that with respect to establishing the exercise price of an Option or Stock Appreciation Right, the Committee shall irrevocably commit to grant such Award prior to the period during which the Fair Market Value is determined. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the closing sale price of the Common Stock as of the immediately preceding trading date at the end of the regular trading session, as reported by the NYSE American or any national securities exchange on which the Common Stock is then listed (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade) or if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national exchange, the closing sale price as of the immediately preceding trading date at the end of the regular trading session, as reported by the OTC Bulletin Board, OTC Markets or other comparable quotation service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote). In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of Fair Market Value shall be made by the Committee in such manner as it deems appropriate and in good faith in the exercise of its reasonable discretion, and consistent with the definition of “fair market value” under Section 409A of the Code. If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including the Company, the stockholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any determination regarding the fair market value of the Common Stock that is made in good faith.

2.24 “Grant Date” means the date an Award is granted to a Participant pursuant to this Plan and as determined pursuant to Section 5 of this Plan.

2.25 “Incentive Stock Option” means a right to purchase Common Stock granted to an Employee pursuant to Section 6 of this Plan that is designated as and intended to meet the requirements of an “incentive stock option” within the meaning of Section 422 of the Code.

2.26 “Individual Agreement” has the meaning set forth in Section 2.8 of this Plan.

2.27 “Initial Effective Date” means July 26, 2023, which is the date that the original version of this Plan was approved by the Company’s stockholders.

2.28 “Non-Employee Director” means a Director who is not an Employee.

2.29 “Non-Employee Director Award” means any Award granted, whether singly, in combination, or in tandem, to an Eligible Recipient who is a Non-Employee Director, pursuant to such applicable terms, conditions and limitations as the Board or Committee may establish in accordance with this Plan, including any Non-Employee Director Option.

2.30 “Non-Employee Director Option” means a Non-Statutory Stock Option granted to a Non-Employee Director pursuant to Section 10 of this Plan.

2.31 “Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of this Plan that is not intended to meet the requirements of or does not qualify as an Incentive Stock Option.

2.32 “Option” means an Incentive Stock Option or a Non-Statutory Stock Option, including a Non-Employee Director Option.

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2.33 “Other Stock-Based Award” means an Award, denominated in Shares, not otherwise described by the terms of this Plan, granted pursuant to Section 11 of this Plan.

2.34 “Participant” means an Eligible Recipient who receives one or more Awards under this Plan.

2.35 “Performance Award” means a right granted to an Eligible Recipient pursuant to Section 9 of this Plan to receive an amount of cash, number of shares of Common Stock, or a combination of both, contingent upon and the value of which at the time it is payable is determined as a function of the extent of the achievement of one or more Performance Goals during a specified Performance Period or the achievement of other objectives during a specified period.

2.36 “Performance Goals” means with respect to any applicable Award, one or more targets, goals or levels of attainment required to be achieved during the specified Performance Period, as set forth in the related Award Agreement.

2.37 “Performance Period” means the period of time, as determined by the Committee, during which the Performance Goals must be met in order to determine the degree of payout or vesting with respect to an Award.

2.38 “Period of Restriction” means the period when a Restricted Stock Award or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of Performance Goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Section 8 of this Plan.

2.39 “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

2.40 “Plan” means the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan, as may be amended from time to time.

2.41 “Plan Year” means the Company’s fiscal year.

2.42 “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Award, that are to be issued to the Participant upon the grant, exercise, vesting or settlement of such Award.

2.43 “Prior Plan” means the Xtant Medical Holdings, Inc. Second Amended and Restated 2018 Equity Incentive Plan.

2.44 “Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

2.45 “Restricted Stock Unit” means an award denominated in shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan.

2.46 “Retirement,” means, unless otherwise defined in the Award Agreement or in an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates, “Retirement” as defined from time to time for purposes of this Plan by the Committee or by the Company’s chief human resources officer or other person performing that function or, if not so defined, means voluntary termination of employment or service by the Participant on or after the date the Participant reaches age fifty-five (55) with the present intention to leave the Company’s industry or to leave the general workforce.

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2.47 “Securities Act” means the Securities Act of 1933, as amended. Any reference to a section of the Securities Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Securities Act.

2.48 “Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of this Plan to receive a payment from the Company upon exercise, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the grant price of such shares under the terms of such Stock Appreciation Right.

2.49 “Stock-Based Award” means any Award, denominated in Shares, made pursuant to this Plan, including Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards or Other Stock-Based Awards.

2.50 “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.51 “Tax Date” means the date any withholding or employment related tax obligation arises under the Code or any Applicable Law for a Participant with respect to an Award.

2.52 “Tax Laws” has the meaning set forth in Section 22.9 of this Plan.

3. Plan Administration.

3.1 The Committee. The Plan will be administered by the Committee. The Committee will act by majority approval of the members at a meeting or by unanimous written consent, and a majority of the members of the Committee will constitute a quorum. The Committee may exercise its duties, power and authority under this Plan in its sole discretion without the consent of any Participant or other party, unless this Plan specifically provides otherwise. The Committee will not be obligated to treat Participants or Eligible Recipients uniformly, and determinations made under this Plan may be made by the Committee selectively among Participants or Eligible Recipients, whether or not such Participants and Eligible Recipients are similarly situated. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of this Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to this Plan or any Award granted under this Plan.

3.2 Authority of the Committee. In accordance with and subject to the provisions of this Plan, the Committee will have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of this Plan, including the following:

(a) To designate the Eligible Recipients to be selected as Participants;

(b) To determine the nature, extent and terms of the Awards to be made to each Participant, including the amount of cash or number of shares of Common Stock to be subject to each Award, any exercise price or grant price, the manner in which Awards will vest, become exercisable, settled or paid out and whether Awards will be granted in tandem with other Awards, and the form of Award Agreement, if any, evidencing such Award;

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(c) To determine the time or times when Awards will be granted;

(d) To determine the duration of each Award;

(e) To determine the terms, restrictions and other conditions to which the grant of an Award or the payment or vesting of Awards may be subject;

(f) To construe and interpret this Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration and in so doing, to correct any defect, omission, or inconsistency in this Plan or in an Award Agreement, in a manner and to the extent it will deem necessary or expedient to make this Plan fully effective;

(g) To determine Fair Market Value in accordance with Section 2.23 of this Plan;

(h) To amend this Plan or any Award Agreement, as provided in this Plan;

(i) To adopt subplans or special provisions applicable to Awards regulated by the laws of a jurisdiction other than, and outside of, the United States, which except as otherwise provided in this Plan, such subplans or special provisions may take precedence over other provisions of this Plan;

(j) To authorize any person to execute on behalf of the Company any Award Agreement or any other instrument required to effect the grant of an Award previously granted by the Committee;

(k) To determine whether Awards will be settled in shares of Common Stock, cash or in any combination thereof;

(l) To determine whether Awards will be adjusted for dividend equivalents, with “Dividend Equivalents” meaning a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Participant, subject to Section 12 of this Plan and any other provision of this Plan, and which Dividend Equivalents may be subject to the same conditions and restrictions as the Awards to which they attach and may be settled in the form of cash, shares of Common Stock, or in any combination of both; and

(m) To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock, including restrictions under an insider trading policy, stock ownership guidelines, restrictions as to the use of a specified brokerage firm for such resales or other transfers and other restrictions designed to increase equity ownership by Participants or otherwise align the interests of Participants with the Company’s stockholders.

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3.3 Delegation. To the extent permitted by Applicable Law, the Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more directors of the Company or one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Eligible Recipients to be recipients of Awards pursuant to this Plan; and (b) determine the size of any such Awards; provided, however, that (x) the Committee will not delegate such responsibilities to any such director(s) or officer(s) for any Awards granted to an Eligible Recipient: (i) who is a Non-Employee Director or who is subject to the reporting and liability provisions of Section 16 under the Exchange Act, or (ii) to whom authority to grant or amend Awards has been delegated hereunder; provided, further; that any delegation of administrative authority will only be permitted to the extent it is permissible under Applicable Law; (y) the resolution providing such authorization will set forth the type of Awards and total number of each type of Awards such director(s) or officer(s) may grant; and (z) such director(s) or officer(s) will report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. At all times, the delegatee appointed under this Section 3.3 will serve in such capacity at the pleasure of the Committee.

3.4 No Re-pricing. Notwithstanding any other provision of this Plan other than Section 4.5 of this Plan, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (a) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price or grant price; (b) canceling the underwater Option or Stock Appreciation Right in exchange for (i) cash; (ii) replacement Options or Stock Appreciation Rights having a lower exercise price or grant price; or (iii) other Awards; or (c) repurchasing the underwater Options or Stock Appreciation Rights and granting new Awards under this Plan. For purposes of this Section 3.4, an Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or grant price of the Stock Appreciation Right.

3.5 Participants Based Outside of the United States. In addition to the authority of the Committee under Section 3.2(i) and notwithstanding any other provision of this Plan, the Committee may, in its sole discretion, amend the terms of this Plan or Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests or to meet objectives of this Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws. The Committee will have no authority, however, to take action pursuant to this Section 3.5: (a) to reserve shares of Common Stock or grant Awards in excess of the limitations provided in Section 4.1 of this Plan; (b) to effect any re-pricing in violation of Section 3.4 of this Plan; (c) to grant Options or Stock Appreciation Rights having an exercise price or grant price less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date in violation of Section 6.3 or Section 7.3 of this Plan; or (d) for which stockholder approval would then be required pursuant to Section 19.2 of this Plan.

4. Shares Available for Issuance.

4.1 Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.4 of this Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan will be the sum of:

(a) 17,800,000 shares of Common Stock; plus

(b) the number of shares of Common Stock remaining available for issuance under the Prior Plan but not subject to outstanding awards as of the Initial Effective Date; plus

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(c) the number of additional shares of Common Stock subject to awards outstanding under the Prior Plan as of the Initial Effective Date but only to the extent that such outstanding awards are forfeited, cancelled, expire or otherwise terminate without the issuance of such shares of Common Stock after the Initial Effective Date.

4.2 Limits on Incentive Stock Options and Non-Employee Director Compensation. Notwithstanding any other provisions of this Plan to the contrary and subject to adjustment as provided in Section 4.5 of this Plan,

(a) the maximum aggregate number of shares of Common Stock that will be available for issuance pursuant to Incentive Stock Options under this Plan will be 5,500,000 shares; and

(b) the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a Non-Employee Director as compensation for services as a Non-Employee Director during any fiscal year of the Company may not exceed $400,000 (increased to $600,000 with respect to any Non-Employee Director serving as Chair of the Board or Lead Independent Director or in the fiscal year of a non-employee Director’s initial service as a Non-Employee Director) (with any compensation that is deferred counting towards this limit for the year in which the compensation is first earned, and not a later year of settlement).

4.3 Accounting for Awards. Shares of Common Stock that are issued under this Plan or that are subject to outstanding Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under this Plan only to the extent they are used; provided, however, that the full number of shares of Common Stock subject to a stock-settled Stock Appreciation Right or other Stock-Based Award will be counted against the shares of Common Stock authorized for issuance under this Plan, regardless of the number of shares actually issued upon settlement of such Stock Appreciation Right or other Stock-Based Award. Furthermore, any shares of Common Stock withheld to satisfy tax withholding obligations on Awards issued under this Plan, any shares of Common Stock withheld to pay the exercise price or grant price of Awards under this Plan and any shares of Common Stock not issued or delivered as a result of the “net exercise” of an outstanding Option pursuant to Section 6.5 or settlement of a Stock Appreciation Right in shares of Common Stock pursuant to Section 7.7 will be counted against the shares of Common Stock authorized for issuance under this Plan and will not be available again for grant under this Plan. Shares of Common Stock subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan. Any shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award will not increase the number of shares of Common Stock available for future grant of Awards. Any shares of Common Stock related to Awards granted under this Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares of Common Stock, will be available again for grant under this Plan. To the extent permitted by Applicable Law, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or a Subsidiary pursuant to Section 20 of this Plan or otherwise will not be counted against shares of Common Stock available for issuance pursuant to this Plan. The shares of Common Stock available for issuance under this Plan may be authorized and unissued shares or treasury shares.

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4.4 Adjustments to Shares and Awards.

(a) In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or any other similar change in the corporate structure or shares of Common Stock the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment or substitutions (which determination will be conclusive) as to: (i) the number and kind of securities or other property (including cash) available for issuance or payment under this Plan, including the sub-limits set forth in Section 4.2 of this Plan, and (ii) in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Awards and the exercise price of outstanding Awards; provided, however, that this Section 4.4 will not limit the authority of the Committee to take action pursuant to Section 15 of this Plan in the event of a Change in Control. The determination of the Committee as to the foregoing adjustments and/or substitutions, if any, will be final, conclusive and binding on Participants under this Plan.

(b) Notwithstanding anything else herein to the contrary, without affecting the number of shares of Common Stock reserved or available hereunder, the limits in Section 4.2 of this Plan, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Sections 422, 424 and 409A of the Code, as and where applicable.

5. Participation.

Participants in this Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of the objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Awards, singly or in combination or in tandem with other Awards, as may be determined by the Committee in its sole discretion. Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the Grant Date of any related Award Agreement with the Participant.

6. Options.

6.1 Grant. An Eligible Recipient may be granted one or more Options under this Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Incentive Stock Options may be granted solely to Eligible Recipients who are Employees of the Company or a Subsidiary. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option (or portion thereof) granted under this Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of this Plan but will thereafter be deemed to be a Non-Statutory Stock Option. Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii) promulgated under the Code.

6.2 Award Agreement. Each Option grant will be evidenced by an Award Agreement that will specify the exercise price of the Option, the maximum duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which an Option will become vested and exercisable, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan. The Award Agreement also will specify whether the Option is intended to be an Incentive Stock Option or a Non-Statutory Stock Option.

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6.3 Exercise Price. The per share price to be paid by a Participant upon exercise of an Option granted pursuant to this Section 6 will be determined by the Committee in its sole discretion at the time of the Option grant; provided, however, that such price will not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date (one hundred and ten percent (110%) of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.4 Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant, including (a) the achievement of one or more of the Performance Goals; or that (b) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period; provided, however, that no Option may be exercisable after ten (10) years from the Grant Date (five (5) years from the Grant Date in the case of an Incentive Stock Option that is granted to a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, if the exercise of an Option that is exercisable in accordance with its terms is prevented by the provisions of Section 17 of this Plan, the Option will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Option.

6.5 Payment of Exercise Price.

(a) The total purchase price of the shares of Common Stock to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, either by actual delivery or attestation as to ownership, of Previously Acquired Shares; (iii) a “net exercise” of the Option (as further described in paragraph (b), below); (iv) by a combination of such methods; or (v) any other method approved or accepted by the Committee in its sole discretion. Notwithstanding any other provision of this Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to make payment with respect to any Awards granted under this Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(b) In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 14 of this Plan.

(c) For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date of the Option.

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6.6 Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in this Plan and in the Award Agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office (or to the Company’s designee as may be established from time to time by the Company and communicated to Participants) and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.5 of this Plan.

7. Stock Appreciation Rights.

7.1 Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under this Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii) promulgated under the Code.

7.2 Award Agreement. Each Stock Appreciation Right will be evidenced by an Award Agreement that will specify the grant price of the Stock Appreciation Right, the term of the Stock Appreciation Right, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.

7.3 Grant Price. The grant price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the Grant Date; provided, however, that such price may not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date.

7.4 Exercisability and Duration. A Stock Appreciation Right will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after ten (10) years from its Grant Date. Notwithstanding the foregoing, if the exercise of a Stock Appreciation Right that is exercisable in accordance with its terms is prevented by the provisions of Section 17 of this Plan, the Stock Appreciation Right will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Stock Appreciation Right.

7.5 Manner of Exercise. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.6 of this Plan, subject to any other terms and conditions consistent with the other provisions of this Plan as may be determined by the Committee in its sole discretion.

7.6 Settlement. Upon the exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a share of Common Stock on the date of exercise over the per share grant price; by

(b) The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

7.7 Form of Payment. Payment, if any, with respect to a Stock Appreciation Right settled in accordance with Section 7.6 of this Plan will be made in accordance with the terms of the applicable Award Agreement, in cash, shares of Common Stock or a combination thereof, as the Committee determines.

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8. Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units.

8.1 Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards, Restricted Stock Units or Deferred Stock Units under this Plan, and such Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Restricted Stock Units will be similar to Restricted Stock Awards except that no shares of Common Stock are actually awarded to the Participant on the Grant Date of the Restricted Stock Units. Restricted Stock Units and Deferred Stock Units will be denominated in shares of Common Stock but paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee, in its sole discretion, will determine, and as provided in the Award Agreement.

8.2 Award Agreement. Each Restricted Stock Award, Restricted Stock Unit or Deferred Stock Unit grant will be evidenced by an Award Agreement that will specify the type of Award, the period(s) of restriction, the number of shares of restricted Common Stock, or the number of Restricted Stock Units or Deferred Stock Units granted, and such other provisions as the Committee will determine that are not inconsistent with the terms of this Plan.

8.3 Conditions and Restrictions. Subject to the terms and conditions of this Plan, the Committee will impose such conditions or restrictions on a Restricted Stock Award, Restricted Stock Units or Deferred Stock Units granted pursuant to this Plan as it may deem advisable including a requirement that Participants pay a stipulated purchase price for each share of Common Stock underlying a Restricted Stock Award, Restricted Stock Unit or Deferred Stock Unit, restrictions based upon the achievement of specific Performance Goals, time-based restrictions on vesting following the attainment of the Performance Goals, time-based restrictions, restrictions under Applicable Laws or holding requirements or sale restrictions placed on the shares of Common Stock by the Company upon vesting of such Restricted Stock Award, Restricted Stock Units or Deferred Stock Units.

8.4 Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, Participants holding a Restricted Stock Award granted hereunder will be granted the right to exercise full voting rights with respect to the shares of Common Stock underlying such Restricted Stock Award during the Period of Restriction. A Participant will have no voting rights with respect to any Restricted Stock Units or Deferred Stock Units granted hereunder.

8.5 Dividend Rights.

(a) Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, Participants holding a Restricted Stock Award granted hereunder will have the same dividend rights as the Company’s other stockholders. Notwithstanding the foregoing any such dividends as to a Restricted Stock Award that is subject to vesting requirements will be subject to forfeiture and termination to the same extent as the Restricted Stock Award to which such dividends relate and the Award Agreement may require that any cash dividends be reinvested in additional shares of Common Stock subject to the Restricted Stock Award and subject to the same conditions and restrictions as the Restricted Stock Award with respect to which the dividends were paid. In no event will dividends with respect to Restricted Stock Awards that are subject to vesting be paid or distributed until the vesting provisions of such Restricted Stock Award lapse.

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(b) Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, prior to settlement or forfeiture, any Restricted Stock Units or Deferred Stock Unit awarded under this Plan may, at the Committee’s discretion, carry with it a right to Dividend Equivalents. Such right entitles the Participant to be credited with an amount equal to all cash dividends paid on one share of Common Stock while the Restricted Stock Unit or Deferred Stock Unit is outstanding. Dividend Equivalents may be converted into additional Restricted Stock Units or Deferred Stock Units and may (and will, to the extent required below) be made subject to the same conditions and restrictions as the Restricted Stock Units or Deferred Stock Units to which they attach. Settlement of Dividend Equivalents may be made in the form of cash, in the form of shares of Common Stock, or in a combination of both. Dividend Equivalents as to Restricted Stock Units or Deferred Stock Units will be subject to forfeiture and termination to the same extent as the corresponding Restricted Stock Units or Deferred Stock Units as to which the Dividend Equivalents relate. In no event will Participants holding Restricted Stock Units or Deferred Stock Units be entitled to receive any Dividend Equivalents on such Restricted Stock Units or Deferred Stock Units until the vesting provisions of such Restricted Stock Units or Deferred Stock Units lapse.

8.6 Enforcement of Restrictions. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates or book-entry notations representing Restricted Stock Awards referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company’s transfer agent. Alternatively, Restricted Stock Awards may be held in non-certificated form pursuant to such terms and conditions as the Company may establish with its registrar and transfer agent or any third-party administrator designated by the Company to hold Restricted Stock Awards on behalf of Participants.

8.7 Lapse of Restrictions; Settlement. Except as otherwise provided in this Plan, including without limitation this Section 8 and 16.4 of this Plan, shares of Common Stock underlying a Restricted Stock Award will become freely transferable by the Participant after all conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations). Upon the vesting of a Restricted Stock Unit, the Restricted Stock Unit will be settled, subject to the terms and conditions of the applicable Award Agreement, (a) in cash, based upon the Fair Market Value of the vested underlying shares of Common Stock, (b) in shares of Common Stock or (c) a combination thereof, as provided in the Award Agreement, except to the extent that a Participant has properly elected to defer income that may be attributable to a Restricted Stock Unit under a Company deferred compensation plan or arrangement.

8.8 Section 83(b) Election for Restricted Stock Award. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant must file, within thirty (30) days following the Grant Date of the Restricted Stock Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in the Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the award under Section 83(b) of the Code.

9. Performance Awards.

9.1 Grant. An Eligible Recipient may be granted one or more Performance Awards under this Plan, and such Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, including the achievement of one or more Performance Goals.

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9.2 Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify the amount of cash, shares of Common Stock, other Awards, or combination of both to be received by the Participant upon payout of the Performance Award, any Performance Goals upon which the Performance Award is subject, any Performance Period during which any Performance Goals must be achieved and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.

9.3 Vesting. Subject to the terms of this Plan, the Committee may impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Performance Awards as it deems appropriate, including the achievement of one or more of the Performance Goals.

9.4 Earning of Performance Award Payment. Subject to the terms of this Plan and the Award Agreement, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payout on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved and such other restrictions or conditions imposed on the vesting and payout of the Performance Awards has been satisfied.

9.5 Form and Timing of Performance Award Payment. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payment on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. Payment of earned Performance Awards will be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash, in shares of Common Stock or other Awards (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period. Payment of any Performance Award will be made as soon as practicable after the Committee has determined the extent to which the applicable Performance Goals have been achieved and not later than the fifteenth (15th) day of the third (3rd) month immediately following the later of the end of the Company’s fiscal year in which the Performance Period ends and any additional vesting restrictions are satisfied or the end of the calendar year in which the Performance Period ends and any additional vesting restrictions are satisfied, except to the extent that a Participant has properly elected to defer payment that may be attributable to a Performance Award under a Company deferred compensation plan or arrangement. The determination of the Committee with respect to the form and time of payment of Performance Awards will be set forth in the Award Agreement pertaining to the grant of the Performance Award. Any shares of Common Stock or other Awards issued in payment of earned Performance Awards may be granted subject to any restrictions deemed appropriate by the Committee, including that the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.

9.6 Evaluation of Performance. The Committee may provide in any such Award Agreement including Performance Goals that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) items related to a change in accounting principles; (b) items relating to financing activities; (c) expenses for restructuring or productivity initiatives; (d) other non-operating items; (e) items related to acquisitions; (f) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (g) items related to the disposal of a business or segment of a business; (h) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (i) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (j) any other items of significant income or expense which are determined to be appropriate adjustments; (k) items relating to unusual or extraordinary corporate transactions, events or developments; (l) items related to amortization of acquired intangible assets; (m) items that are outside the scope of the Company’s core, on-going business activities; (n) items related to acquired in-process research and development; (o) items relating to changes in tax laws; (p) items relating to major licensing or partnership arrangements; (q) items relating to asset impairment charges; (r) items relating to gains or losses for litigation, arbitration and contractual settlements; (s) foreign exchange gains and losses; or (t) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

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9.7 Adjustment of Performance Goals, Performance Periods or other Vesting Criteria. The Committee may amend or modify the vesting criteria (including any Performance Goals or Performance Periods) of any outstanding Awards based in whole or in part on the financial performance of the Company (or any Subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events (including the events described in Sections 9.6 or 4.4(a) of this Plan) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, will be final, conclusive and binding on Participants under this Plan.

9.8 Committee Discretion to Make Adjustments. Subject to the terms of an Individual Agreement, the Committee retains the discretion to adjust Awards either upward or downward, either on a formula or discretionary basis or any combination, as the Committee determines.

9.9 Dividend Rights. Participants holding Performance Awards granted under this Plan will not receive any cash dividends or Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to such Performance Awards during the period between the date that such Performance Awards are granted and the date such Performance Awards are settled.

10. Non-Employee Director Awards.

10.1 Automatic and Non-Discretionary Awards to Non-Employee Directors. Subject to such terms and conditions, consistent with the other provisions of this Plan, the Committee at any time and from time to time may approve resolutions providing for the automatic grant to Non-Employee Directors of Non-Employee Director Awards granted under this Plan and may grant to Non-Employee Directors such discretionary Non-Employee Director Awards on such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, and set forth in an applicable Award Agreement.

10.2 Deferral of Award Payment; Election to Receive Award in Lieu of Retainers. The Committee may permit Non-Employee Directors the opportunity to defer the payment of an Award pursuant to such terms and conditions as the Committee may prescribe from time to time. In addition, the Committee may permit Non-Employee Directors to elect to receive, pursuant to the procedures established by the Board or a committee of the Board, all or any portion of their annual retainers, meeting fees, or other fees in Restricted Stock, Restricted Stock Units, Deferred Stock Units or other Stock-Based Awards as contemplated by this Plan in lieu of cash.

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11. Other Stock-Based Awards.

11.1 Other Stock-Based Awards. Subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, the Committee may grant Other Stock-Based Awards to Eligible Recipients not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee will determine. Such Awards may involve the transfer of actual shares of Common Stock to Participants as a bonus or in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.2 Value of Other Stock-Based Awards. Each Other Stock-Based Award will be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee. The Committee may establish Performance Goals in its discretion for any Other Stock-Based Award. If the Committee exercises its discretion to establish Performance Goals for any such Awards, the number or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Goals are met.

11.3 Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award will be made in accordance with the terms of the Award, in cash or shares of Common Stock for any Other Stock-Based Award, as the Committee determines, except to the extent that a Participant has properly elected to defer payment that may be attributable to an Other Stock-Based Award under a Company deferred compensation plan or arrangement.

12. Dividend Equivalents.

Subject to the provisions of this Plan and any Award Agreement, any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to any Award (including any Award that has been deferred), to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests, settles, is paid or expires, as determined by the Committee. Such Dividend Equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee and the Committee may provide that such amounts (if any) will be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested. Notwithstanding the foregoing, the Committee may not grant Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to an Option or Stock Appreciation Right or unvested Performance Awards; and further, no dividend or Dividend Equivalents will be paid out with respect to any Awards until they are vested.

13. Effect of Termination of Employment or Other Service.

13.1 Termination Due to Cause. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement or the terms of an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4 and 13.5 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for Cause:

(a) All outstanding Options and Stock Appreciation Rights held by the Participant as of the effective date of such termination will be immediately terminated and forfeited;

(b) All outstanding but unvested Restricted Stock Awards, Restricted Stock Units, Performance Awards and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; and

(c) All other outstanding Awards to the extent not vested will be immediately terminated and forfeited.

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13.2 Termination Due to Death, Disability or Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or the terms of an Individual Agreement or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4, 13.5 and 15 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability of a Participant, or in the case of a Participant that is an Employee, Retirement:

(a) All outstanding Options (excluding Non-Employee Director Options in the case of Retirement) and Stock Appreciation Rights held by the Participant as of the effective date of such termination or Retirement will, to the extent exercisable as of the date of such termination or Retirement, remain exercisable for a period of one (1) year after the date of such termination or Retirement (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of the date of such termination or Retirement will be terminated and forfeited;

(b) All outstanding unvested Restricted Stock Awards held by the Participant as of the effective date of such termination or Retirement will be terminated and forfeited; and

(c) All outstanding unvested Restricted Stock Units, Performance Awards, and Other Stock-Based Awards held by the Participant as of the effective date of such termination or Retirement will be terminated and forfeited; provided, however, that with respect to any such Awards the vesting of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated prior to the end of the Performance Period of such Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause shares of Common Stock to be delivered or payment made (except to the extent that a Participant has properly elected to defer income that may be attributable to such Award under a Company deferred compensation plan or arrangement) with respect to the Participant’s Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on the number of months or years that the Participant was employed or performed services during the Performance Period. The Committee will consider the provisions of Section 13.5 of this Plan and will have the discretion to consider any other fact or circumstance in making its decision as to whether to deliver such shares of Common Stock or other payment, including whether the Participant again becomes employed.

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13.3 Termination for Reasons Other than Death, Disability or Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement or the terms of an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4, 13.5 and 15 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for any reason other than for Cause or death or Disability of a Participant, or in the case of a Participant that is an Employee, Retirement:

(a) All outstanding Options (including Non-Employee Director Options) and Stock Appreciation Rights held by the Participant as of the effective date of such termination will, to the extent exercisable as of such termination, remain exercisable for a period of three (3) months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of such termination will be terminated and forfeited. If the Participant dies within the three (3) month period referred to in the preceding sentence, the Option or Stock Appreciation Right may be exercised by those entitled to do so under the Participant’s will or by the laws of descent and distribution within a period of one (1) year following the Participant’s death (but in no event after the expiration date of any such Option or Stock Appreciation Right);

(b) All outstanding unvested Restricted Stock Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; and

(c) All outstanding unvested Restricted Stock Units, Performance Awards, and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; provided, however, that with respect to any such Awards the vesting of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated by the Company without Cause prior to the end of the Performance Period of such Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause Shares to be delivered or payment made (except to the extent that a Participant has properly elected to defer income that may be attributable to such Award under a Company deferred compensation plan or arrangement) with respect to the Participant’s Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on the number of months or years that the Participant was employed or performed services during the Performance Period.

13.4 Modification of Rights upon Termination. Notwithstanding the other provisions of this Section 13, upon a Participant’s termination of employment or other service with the Company or any Subsidiary, as the case may be, the Committee may, in its sole discretion (which may be exercised at any time on or after the Grant Date, including following such termination) cause Options or Stock Appreciation Rights (or any part thereof) held by such Participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Non-Employee Director Awards, and Other Stock-Based Awards held by such Participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that (a) no Option or Stock Appreciation Right may remain exercisable beyond its expiration date; and (b) any such action by the Committee adversely affecting any outstanding Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Section 4.4, 13.5, 15 or 19 of this Plan).

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13.5 Additional Forfeiture Events.

(a) Effect of Actions Constituting Cause or Adverse Action. Notwithstanding anything in this Plan to the contrary and in addition to the other rights of the Committee under this Plan, including this Section 13.5, if a Participant is determined by the Committee, acting in its sole discretion, to have taken any action that would constitute Cause or an Adverse Action during or within one (1) year after the termination of employment or other service with the Company or a Subsidiary, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary and irrespective of whether or not the Participant was terminated as a result of such Cause or Adverse Action, (i) all rights of the Participant under this Plan and any Award Agreements evidencing an Award then held by the Participant will terminate and be forfeited without notice of any kind, and (ii) the Committee in its sole discretion will have the authority to rescind the exercise, vesting or issuance of, or payment in respect of, any Awards of the Participant that were exercised, vested or issued, or as to which such payment was made, and to require the Participant to pay to the Company, within ten (10) days of receipt from the Company of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, issuance or payment (including any dividends paid or other distributions made with respect to any shares of Common Stock subject to any Award). The Company may defer the exercise of any Option or Stock Appreciation Right for a period of up to six (6) months after receipt of the Participant’s written notice of exercise or the issuance of stock certificates or book-entry notations upon the vesting of any Award for a period of up to six (6) months after the date of such vesting in order for the Committee to make any determination as to the existence of Cause or an Adverse Action. The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligations. Unless otherwise provided by the Committee in an applicable Award Agreement, this Section 13.5(a) will not apply to any Participant following a Change in Control.

(b) Forfeiture or Clawback of Awards Under Applicable Law and Company Policy. Subject to the terms of an Individual Agreement, Awards under the Plan shall be subject to any automatic forfeiture or voluntary compensation “clawback,” forfeiture or recoupment provisions under Applicable Law and any compensation “clawback,” forfeiture or recoupment policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Award Agreement.

14. Payment of Withholding Taxes.

14.1 General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all amounts the Company reasonably determines are necessary to satisfy any and all federal, foreign, state and local withholding and employment related tax requirements attributable to an Award, including the grant, exercise, vesting or settlement of, or payment of dividends with respect to, an Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Award. When withholding shares of Common Stock for taxes is effected under this Plan, it will be withheld only up to an amount based on the maximum statutory tax rates in the Participant’s applicable tax jurisdiction or such other rate that will not trigger a negative accounting impact on the Company.

14.2 Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment related tax obligation described in Section 14.1 of this Plan by withholding shares of Common Stock underlying an Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, shares of Common Stock withheld by the Company or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the Tax Date.

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15. Change in Control.

15.1 Definition of Change in Control. Unless otherwise provided in an Award Agreement or Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates, a “Change in Control” will mean the occurrence of any of the following:

(a) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its Subsidiaries, or any employee benefit plan (or related trust) of the Company or its Subsidiaries, or any entity with respect to which, following such acquisition, more than fifty percent (50%) of, respectively, the then outstanding equity of such entity and the combined voting power of the then outstanding voting equity of such entity entitled to vote generally in the election of all or substantially all of the members of such entity’s governing body is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

(b) The consummation of a reorganization, merger or consolidation of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation; or

(c) a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

15.2 Effect of Change in Control. Subject to the terms of the applicable Award Agreement or an Individual Agreement, in the event of a Change in Control, the Committee (as constituted prior to such Change in Control) may, in its discretion:

(a) require that shares of stock of the corporation resulting from such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding Award, with an appropriate and equitable adjustment to such Award as shall be determined by the Board in accordance with Section 4.4;

(b) provide that (i) some or all outstanding Options shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the restrictions or vesting applicable to some or all outstanding Restricted Stock Awards and Restricted Stock Units shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the Performance Period applicable to some or all outstanding Awards shall lapse in full or in part, and/or (iv) the Performance Goals applicable to some or all outstanding Awards shall be deemed to be satisfied at the target or any other level; and/or

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(c) require outstanding Awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount determined pursuant to Section 15.3 below; (B) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.

15.3 Alternative Treatment of Incentive Awards. In connection with a Change in Control, the Committee in its sole discretion, either in an Award Agreement at the time of grant of an Award or at any time after the grant of such an Award, in lieu of providing a substitute award to a Participant pursuant to Section 15.2(a), may determine that any or all outstanding Awards granted under the Plan, whether or not exercisable or vested, as the case may be, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award will receive for each share of Common Stock subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value (as determined by the Committee in good faith) equivalent to such cash payment) equal to the difference, if any, between the consideration received by stockholders of the Company in respect of a share of Common Stock in connection with such Change in Control and the purchase price per share, if any, under the Award, multiplied by the number of shares of Common Stock subject to such Award (or in which such Award is denominated); provided, however, that if such product is zero ($0) or less or to the extent that the Award is not then exercisable, the Award may be canceled and terminated without payment therefor. If any portion of the consideration pursuant to a Change in Control may be received by holders of shares of Common Stock on a contingent or delayed basis, the Committee may, in its sole discretion, determine the fair market value per share of such consideration as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Notwithstanding the foregoing, any shares of Common Stock issued pursuant to an Award that immediately prior to the effectiveness of the Change in Control are subject to no further restrictions pursuant to the Plan or an Award Agreement (other than pursuant to the securities laws) will be deemed to be outstanding shares of Common Stock and receive the same consideration as other outstanding shares of Common Stock in connection with the Change in Control.

15.4 Limitation on Change in Control Payments. Notwithstanding anything in this Section 15 to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Award or the payment of cash in exchange for all or part of a Stock-Based Award (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 15.2 or Section 15.3 of this Plan will be reduced (or acceleration of vesting eliminated) to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that such reduction will be made only if the aggregate amount of the payments after such reduction exceeds the difference between (a) the amount of such payments absent such reduction minus (b) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments; and provided, further that such payments will be reduced (or acceleration of vesting eliminated) by first eliminating vesting of Options with an exercise price above the then Fair Market Value of a share of Common Stock that have a positive value for purposes of Section 280G of the Code, followed by reducing or eliminating payments or benefits pro rata among Awards that are deferred compensation subject to Section 409A of the Code, and, if a further reduction is necessary, by reducing or eliminating payments or benefits pro rata among Awards that are not subject to Section 409A of the Code. Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Section 280G or 4999 of the Code, then this Section 15.4 will not apply and any “payments” to a Participant pursuant to Section 15 of this Plan will be treated as “payments” arising under such separate agreement; provided, however, such separate agreement may not modify the time or form of payment under any Award that constitutes deferred compensation subject to Section 409A of the Code if the modification would cause such Award to become subject to the adverse tax consequences specified in Section 409A of the Code.

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15.5 Exceptions. Notwithstanding anything in this Section 15 to the contrary, individual Award Agreements or Individual Agreements between a Participant and the Company or one of its Subsidiaries or Affiliates may contain provisions with respect to vesting, payment or treatment of Awards upon the occurrence of a Change in Control, and the terms of any such Award Agreement or Individual Agreement will govern to the extent of any inconsistency with the terms of this Section 15. The Committee will not be obligated to treat all Awards subject to this Section 15 in the same manner. The timing of any payment under this Section 15 may be governed by any election to defer receipt of a payment made under a Company deferred compensation plan or arrangement.

16. Rights of Eligible Recipients and Participants; Transferability.

16.1 Employment. Nothing in this Plan or an Award Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue employment or other service with the Company or any Subsidiary.

16.2 No Rights to Awards. No Participant or Eligible Recipient will have any claim to be granted any Award under this Plan.

16.3 Rights as a Stockholder. Except as otherwise provided in the Award Agreement, a Participant will have no rights as a stockholder with respect to shares of Common Stock covered by any Stock-Based Award unless and until the Participant becomes the holder of record of such shares of Common Stock and then subject to any restrictions or limitations as provided herein or in the Award Agreement.

16.4 Restrictions on Transfer.

(a) Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Award prior to the exercise (in the case of Options or Stock Appreciation Rights) or vesting, issuance or settlement of such Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b) A Participant will be entitled to designate a beneficiary to receive an Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 13 of this Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 13 of this Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under this Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.

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(c) Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent (50%) of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including execution or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

(d) The Committee may impose such restrictions on any shares of Common Stock acquired by a Participant under this Plan as it may deem advisable, including minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Common Stock is then listed or traded, or under any blue sky or state securities laws applicable to such shares or the Company’s insider trading policy.

16.5 Non-Exclusivity of this Plan. Nothing contained in this Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

17. Securities Law and Other Restrictions.

Notwithstanding any other provision of this Plan or any Award Agreements entered into pursuant to this Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Awards granted under this Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates or book-entry notations representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

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18. Deferred Compensation; Compliance with Section 409A.

It is intended that all Awards issued under this Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreements and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Code Section 409A: (a) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a Separation from Service; (b) if any amount is payable under such Award upon a Disability, a Disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Code Section 409A; (c) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” as such terms are defined for purposes of Code Section 409A, (d) if any amount becomes payable under such Award on account of a Participant’s Separation from Service at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment will be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the date of the Participant’s Separation from Service or (ii) the Participant’s death, and (e) no amendment to or payment under such Award will be made except and only to the extent permitted under Code Section 409A.

19. Amendment, Modification and Termination.

19.1 Generally. Subject to other subsections of this Section 19 and Sections 3.4 and 19.3 of this Plan, the Board at any time may suspend or terminate this Plan (or any portion thereof) or terminate any outstanding Award Agreement and the Committee, at any time and from time to time, may amend this Plan or amend or modify the terms of an outstanding Award. The Committee’s power and authority to amend or modify the terms of an outstanding Award includes the authority to modify the number of shares of Common Stock or other terms and conditions of an Award, extend the term of an Award, accelerate the vesting of an Award, accept the surrender of any outstanding Award or, to the extent not previously exercised or vested, authorize the grant of new Awards in substitution for surrendered Awards; provided, however that the amended or modified terms are permitted by this Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

19.2 Stockholder Approval. No amendments to this Plan will be effective without approval of the Company’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange or stock market on which the Common Stock is then traded, applicable state corporate laws or regulations, applicable federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under this Plan; or (b) such amendment would: (i) modify Section 3.4 of this Plan; (ii) increase the aggregate number of shares of Common Stock issued or issuable under this Plan; (iii) modify the eligibility requirements for Participants in this Plan; or (iv) reduce the minimum exercise price or grant price as set forth in Sections 6.3 and 7.3 of this Plan.

19.3 Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, no termination, suspension or amendment of this Plan may adversely affect any outstanding Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 4.4, 9.7, 13, 15, 18 or 19.4 of this Plan.

19.4 Amendments to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend this Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming this Plan or an Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 19.4 to any Award granted under this Plan without further consideration or action.

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20. Substituted Awards.

The Committee may grant Awards under this Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or a Subsidiary as a result of a merger or consolidation of the former employing entity with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the former employing corporation. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

21. Duration of this Plan.

This Plan will terminate at 11:59 p.m., Eastern Time, on July 25, 2033, and may be terminated prior to such time by Board action. No Award will be granted after termination of this Plan, but Awards outstanding upon termination of this Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

22. Miscellaneous.

22.1 Usage. In this Plan, except where otherwise indicated by clear contrary intention, (a) any masculine term used herein also will include the feminine, (b) the plural will include the singular, and the singular will include the plural, (c) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term, and (d) “or” is used in the inclusive sense of “and/or”.

22.2 Relationship to Other Benefits. Neither Awards made under this Plan nor shares of Common Stock or cash paid pursuant to such Awards under this Plan will be included as “compensation” for purposes of computing the benefits payable to any Participant under any pension, retirement (qualified or non-qualified), savings, profit sharing, group insurance, welfare, or benefit plan of the Company or any Subsidiary unless provided otherwise in such plan.

22.3 Fractional Shares. No fractional shares of Common Stock will be issued or delivered under this Plan or any Award. The Committee will determine whether cash, other Awards or other property will be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto will be forfeited or otherwise eliminated by rounding up or down.

22.4 Governing Law. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which will be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions.

22.5 Successors. All obligations of the Company under this Plan with respect to Awards granted hereunder will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

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22.6 Construction. Wherever possible, each provision of this Plan and any Award Agreement will be interpreted so that it is valid under the Applicable Law. If any provision of this Plan or any Award Agreement is to any extent invalid under the Applicable Law, that provision will still be effective to the extent it remains valid. The remainder of this Plan and the Award Agreement also will continue to be valid, and the entire Plan and Award Agreement will continue to be valid in other jurisdictions.

22.7 Delivery and Execution of Electronic Documents. To the extent permitted by Applicable Law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Award hereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to use electronic, internet or other non-paper means to execute applicable Plan documents (including Award Agreements) and take other actions under this Plan in a manner prescribed by the Committee.

22.8 Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board or Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

22.9 No Representations or Warranties Regarding Tax Effect; No Obligation to Minimize or Notify Regarding Taxes. Notwithstanding any provision of this Plan to the contrary, the Company and its Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under this Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties, and interest under the Tax Laws and have no duty or obligation to minimize the tax consequences of an Award to the holder of such Award. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised.

22.10 Unfunded Plan. Participants will have no right, title or interest whatsoever in or to any investments that the Company or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary under this Plan, such right will be no greater than the right of an unsecured general creditor of the Company or the Subsidiary, as the case may be. All payments to be made hereunder will be paid from the general funds of the Company or the Subsidiary, as the case may be, and no special or separate fund will be established and no segregation of assets will be made to assure payment of such amounts except as expressly set forth in this Plan.

22.11 Indemnification. Subject to any limitations and requirements of Delaware law, each individual who is or will have been a member of the Board, or a Committee appointed by the Board, or an officer or Employee of the Company to whom authority was delegated in accordance with Section 3.3 of this Plan, will be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she will give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or pursuant to any agreement with the Company, or any power that the Company may have to indemnify them or hold them harmless.

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XTANT MEDICAL

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79025-P37723 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

XTANT MEDICAL HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect the six nominees named in the accompanying proxy statement to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) John Bakewell
02) Jonn Beeson
03) Sean E. Browne
04) Abhinav Jain
05) Tyler P. Lipschultz
06) Stavros Vizirgianakis

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 Year	2 Years	3 Years	Abstain
5. To approve, on an advisory (non-binding) basis, the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on any other business properly brought before the annual meeting or any adjournment or postponement of the annual meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V79026-P37723

XTANT MEDICAL HOLDINGS, INC.
Annual Meeting of Stockholders
November 7, 2025 at 8:00 a.m., Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Stavros Vizirgianakis, Sean E. Browne and Scott Neils, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of XTANT MEDICAL HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m., Eastern Time, on November 7, 2025 at the offices of Fox Rothschild LLP, located at 101 Park Avenue, 17th Floor, New York, New York 10178, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side